SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                           FORM 8-K/A


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date  of  Report (Date of earliest event reported)   October  26,
1994
                                                      (June   10,
1994)
                                                  . . . . . . . .
. .

                           GTE SOUTH INCORPORATED
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
           (Exact name of registrant as specified in its charter)


             Virginia                  2-36292                56-
0656680
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
         (State  or  other            (Commission            (IRS
Employer
            jurisdiction      of                File      Number)
Identification No.)
       incorporation)


19845 N. U.S. 31, P.O. Box 407, Westfield, Indiana     46074
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code        317-896-
6464
                                                          . . . .
. . .

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
      (Former name or former address, if changed since last report)
                     GTE SOUTH INCORPORATED

                           FORM 8-K/A



GTE South Incorporated (the "Company") is filing this Current
Report on Form 8-K/A to amend the Company's Current Report on
Form 8-K dated June 10, 1994.

Included under Item 7 of this report are copies of the audited financial statements of Contel of Kentucky, Inc., Contel of North Carolina, Inc. and Contel of Virginia, Inc. for the years ended December 31, 1993 and 1992. In addition, included are copies of the unaudited pro forma condensed consolidating balance sheet as of March 31, 1994 and the unaudited pro forma condensed consolidating statements of income for the three months ended March 31, 1994 and 1993, and for the years ended December 31, 1993-1991.

All pages in this filing are the same as previously reported, except page 79. The Company amended information in the "Notes to Unaudited Pro Forma Condensed Consolidating Financial
Statements", specifically the table in Note 2 presenting summarized historical pro forma operating results.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Page
(a) Financial Statements

  CONTEL OF VIRGINIA, INC.
  Report of Independent Public Accountants . . . . . . . . . . . . .
. . . . . .  3
  Balance Sheets at December 31, 1993 and 1992 . . . . . . . . . . .
. . . . . .  4
  Statements of Income and Reinvested Earnings for Each of the Two
Years in
    the Period Ended December 31, 1993 . . . . . . . . . . . . . . .
. . . . . .  6
  Statements of Cash Flows for Each of the Two Years in the Period
Ended
    December 31, 1993  . . . . . . . . . . . . . . . . . . . . . . .
. . . . . .  7
  Notes to Financial Statements  . . . . . . . . . . . . . . . . . .
. . . . . .  8
  Condensed Balance Sheet at March 31, 1994 (Unaudited)  . . . . . .
. . . . . . 21
  Condensed Statements of Income for the Three Months Ended March 31,
1994 and
    1993 (Unaudited) . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . 23
  Condensed Statements of Cash Flows for the Three Months Ended March
31, 1994
    and 1993 (Unaudited) . . . . . . . . . . . . . . . . . . . . . .
. . . . . . 24
  Notes to Condensed Financial Statements (Unaudited)  . . . . . . .
. . . . . . 25

  CONTEL OF KENTUCKY, INC.
  Report of Independent Public Accountants . . . . . . . . . . . . .
. . . . . . 26
  Balance Sheets at December 31, 1993 and 1992 . . . . . . . . . . .
. . . . . . 27
  Statements of Income and Reinvested Earnings for Each of the Two
Years in
    the Period Ended December 31, 1993 . . . . . . . . . . . . . . .
. . . . . . 29
  Statements of Cash Flows for Each of the Two Years in the Period
Ended
    December 31, 1993  . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . 30
  Notes to Financial Statements  . . . . . . . . . . . . . . . . . .
. . . . . . 31
  Condensed Balance Sheet at March 31, 1994 (Unaudited)  . . . . . .
. . . . . . 44
  Condensed Statements of Income for the Three Months Ended March 31,
1994 and
    1993 (Unaudited) . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . 46
  Condensed Statements of Cash Flows for the Three Months Ended March
31, 1994
    and 1993 (Unaudited) . . . . . . . . . . . . . . . . . . . . . .
. . . . . . 47
  Notes to Condensed Financial Statements (Unaudited)  . . . . . . .
. . . . . . 48

  CONTEL OF NORTH CAROLINA, INC.
  Report of Independent Public Accountants . . . . . . . . . . . . .
. . . . . . 49
  Balance Sheets at December 31, 1993 and 1992 . . . . . . . . . . .
. . . . . . 50
  Statements of Income and Reinvested Earnings for Each of the Two
Years in
    the Period Ended December 31, 1993 . . . . . . . . . . . . . . .
. . . . . . 52
  Statements of Cash Flows for Each of the Two Years in the Period
Ended
    December 31, 1993  . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . 53
  Notes to Financial Statements  . . . . . . . . . . . . . . . . . .
. . . . . . 54
  Condensed Balance Sheet at March 31, 1994 (Unaudited)  . . . . . .
. . . . . . 67
  Condensed Statements of Income for the Three Months Ended March 31,
1994 and
    1993 (Unaudited) . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . 69
  Condensed Statements of Cash Flows for the Three Months Ended March
31, 1994
    and 1993 (Unaudited) . . . . . . . . . . . . . . . . . . . . . .
. . . . . . 70
  Notes to Condensed Financial Statements (Unaudited)  . . . . . . .
. . . . . . 71









                                1
(b) Pro Forma Financial Information (Unaudited)

Page
  Pro Forma Condensed Consolidating Balance Sheet  as of March 31,
1994. . . . . 73
  Pro Forma Condensed Consolidating Statement of Income for the Three
    Months Ended March 31, 1994  . . . . . . . . . . . . . . . . . .
. . . . . . 74
  Pro Forma Condensed Consolidating Statement of Income for the Three
    Months Ended March 31, 1993  . . . . . . . . . . . . . . . . . .
. . . . . . 75
  Pro Forma Condensed Consolidating Statement of Income for the Year
    Ended December 31, 1993  . . . . . . . . . . . . . . . . . . . .
. . . . . . 76
  Pro Forma Condensed Consolidating Statement of Income for the Year
    Ended December 31, 1992  . . . . . . . . . . . . . . . . . . . .
. . . . . . 77
  Pro Forma Condensed Consolidating Statement of Income for the Year
    Ended December 31, 1991  . . . . . . . . . . . . . . . . . . . .
. . . . . . 78
  Notes to Pro Forma Condensed Consolidating Financial Statements  .
. . . . . . 79

(c) Exhibits

   2.1 Agreement of Merger, dated December 31, 1993, between GTE
South
       Incorporated, Contel of Kentucky, Inc., Contel of North
Carolina, Inc.,
       Contel of South Carolina, Inc. and Contel of Virginia, Inc.
  23.1 Consent of Arthur Andersen & Co.




































                                2






            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Contel of Virginia, Inc.:

We have audited the accompanying balance sheets of Contel of Virginia, Inc. (a Virginia corporation), d/b/a GTE Virginia (the Company), as of December 31, 1993 and 1992, and the related statements of income, reinvested earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Contel of Virginia, Inc. as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, effective January 1, 1993, the Company changed its method of accounting for postretirement benefits other than pensions. Also as discussed in Note 1, effective January 1, 1992, the Company changed its method of accounting for income taxes.






                                             ARTHUR ANDERSEN &
CO.



Dallas, Texas
January 28, 1994.





                                3

                           CONTEL OF VIRGINIA, INC.

                                BALANCE SHEETS

                                    ASSETS


                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Current assets:
       Cash                                       $   9,252   $
1,940
       Accounts receivable
          Customers (including unbilled revenues)    81,732
63,229
          Affiliated companies                          133
3,903
          Other                                       9,577
1,242
          Allowance for uncollectible accounts       (1,073)
(5,077)
       Materials and supplies, at average cost        1,383
3,697
       Deferred income tax benefits                   7,349
- --
       Prepayments and other                            434
102
                                                    108,787
69,036





    Property, plant and equipment:
       Original cost                                903,229
842,960
       Accumulated depreciation                    (307,690)
(263,217)
                                                    595,539
579,743





    Other assets                                      4,339
5,353










    Total assets                                  $ 708,665   $
654,132



                          See Notes to Financial Statements.




                                4
                           CONTEL OF VIRGINIA, INC.

                                BALANCE SHEETS

                     LIABILITIES AND SHAREHOLDER'S EQUITY


                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Current liabilities:
       Notes payable to affiliates                $  29,235   $
46,076
       Current maturities of long-term debt          59,354
10,344
       Accounts payable                              30,916
29,908
       Due to affiliated companies                   17,647
15,418
       Advanced billings and customer deposits        7,210
8,453
       Accrued taxes                                  9,414
4,132
       Accrued interest                               2,301
1,682
       Accrued payroll and vacations                  6,317
4,451
       Accrued dividends                             10,000
1,700
       Accrued restructuring costs and other         27,107
6,681
                                                    199,501
128,845


    Long-term debt                                  129,349
160,465


    Deferred credits:
       Deferred income taxes                         66,871
70,023
       Deferred investment tax credits                8,776
10,722
       Restructuring costs and other                 62,601
33,625
                                                    138,248
114,370



    Shareholder's equity:
       Common stock (3,409,944 shares outstanding)   34,099
34,099
       Other capital                                 35,775
35,775
       Reinvested earnings                          171,693
180,578
                                                    241,567
250,452






    Total liabilities and shareholder's equity    $ 708,665   $
654,132




                          See Notes to Financial Statements.




                                5
                           CONTEL OF VIRGINIA, INC.

                             STATEMENTS OF INCOME

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)
    Operating revenues:
       Local network services                     $ 108,008   $
110,182
       Network access services                      120,937
103,085
       Long distance services                        51,632
48,042
       Equipment sales and services                  12,442
10,201
       Other                                         19,834
15,366
                                                    312,853
286,876

    Operating expenses:
       Cost of sales and services                    77,745
77,704
       Depreciation and amortization                 57,454
49,596
       Marketing, selling, general
         and administrative                          91,708
89,170
       Restructuring costs                           45,290
- --
                                                    272,197
216,470

    Net operating income                             40,656
70,406

    Other deductions:
       Interest expense                              15,920
18,637
       Other - net                                      678
6,973

    Income before income taxes                       24,058
44,796

    Income taxes                                      7,643
14,417

    Net income                                    $  16,415   $
30,379

                        STATEMENTS OF REINVESTED EARNINGS

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Balance at beginning of year                  $ 180,578   $
162,299
    Add -
       Net income                                    16,415
30,379
    Deduct -
       Cash dividends declared on common stock       25,300
12,100

    Balance at end of year                        $ 171,693   $
180,578


                          See Notes to Financial Statements.




                                6
                           CONTEL OF VIRGINIA, INC.

                           STATEMENTS OF CASH FLOWS

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Cash flows from operating activities:
       Net income                                 $  16,415   $
30,379
       Adjustments to reconcile net income to
       net cash from operating activities:
          Depreciation and amortization              57,454
49,596
          Restructuring costs                        45,290
- --
          Deferred income taxes and investment
            tax credits                             (19,207)
6,473
          Provision for uncollectible accounts          447
5,819
          Changes in current assets and current
            liabilities                             (15,258)
(17,923)
          Other - net                                 8,526
(8,195)
          Net cash from operating activities         93,667
66,149


    Cash flows from investing activities:
       Capital expenditures                         (69,806)
(70,726)
       Other - net                                     (602)
877
          Net cash used in investing activities     (70,408)
(69,849)


    Cash flows from financing activities:
       Long-term debt retired                       (22,106)
(38,239)
       Long-term debt issued                         40,000
- --
       Dividends paid to shareholder                (17,000)
(10,400)
       Net change in affiliate notes                (16,841)
53,586
          Net cash used in financing activities     (15,947)
4,947


    Increase in cash                                 7,312
1,247


    Cash:
          Beginning of year                          1,940
693

          End of year                            $   9,252    $
1,940







                            See Notes to Financial Statements.




                                7
                    CONTEL OF VIRGINIA, INC.

                  NOTES TO FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

Contel of Virginia, Inc., d/b/a GTE Virginia (the Company), is  a
wholly-owned  subsidiary  of  Contel  Corporation   (the   Parent
Company). The Parent Company is a wholly-owned subsidiary of  GTE
Corporation (GTE).

Transactions with Affiliates - Purchases

Certain affiliated companies supply construction and maintenance materials, supplies and equipment to the Company. These purchases amounted to approximately $18.7 million and $25.0 million for the years 1993 and 1992, respectively. Such purchases are recorded in the accounts of the Company at cost, including a normal return realized by the affiliates.

The Company is also billed for data processing services and equipment rentals, and receives management, consulting, research and development and pension management services from other affiliated companies. These charges amounted to $58.8 million and $52.4 million for the years 1993 and 1992, respectively. The amounts charged for these affiliated transactions are based on management's best estimate of a proportional cost allocation method.

Telephone Plant

Maintenance and repairs are charged to income as incurred. Additions to, replacements and renewals of property are charged to telephone plant accounts. Property retirements are charged in total to the accumulated depreciation account. No adjustment to depreciation is made at the time properties are retired or otherwise disposed of, except in the case of significant sales of property where profit or loss is recognized.

The Company provides for depreciation on telephone plant over the estimated useful lives of the assets using the straight-line method, based upon rates prescribed by the Federal Communications Commission (FCC) and the Virginia State Corporation Commission
(VSCC). The provisions for depreciation and amortization were equivalent to composite annual rates of 6.6% and 6.2% for the years 1993 and 1992, respectively.

Regulatory Accounting

The Company follows the accounting prescribed by the Uniform System of Accounts of the FCC and the VSCC and Statement of Financial Accounting Standards (SFAS) No. 71 , "Accounting for the Effects of Certain Types of Regulation". This accounting recognizes the economic effects of rate regulation by recording costs and a return on investment as such amounts are recovered through rates authorized by regulatory authorities. The Company annually reviews the continued applicability of SFAS No. 71 based on the current regulatory and competitive environment.





                                8
Revenue Recognition

Revenues are recognized when earned. This is generally based on usage of the Company's local exchange networks or facilities. For other products and services, revenue is recognized when products are delivered or services are rendered to customers.

Materials and Supplies

Materials and supplies are stated at the lower of cost or market value.

Employee Benefit Plans

Effective January 1, 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The new standard requires that the expected costs of postretirement benefits be charged to expense during the years that the employees render service. The Company elected to adopt this new accounting standard on the delayed recognition method and commencing January 1, 1993, began amortizing the estimated unrecorded accumulated postretirement benefit obligation over twenty years.

The Company also adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits" effective January 1, 1993. SFAS No. 112 requires employers to accrue the future cost of benefits provided to former or inactive employees and their dependents after employment but before retirement. Previously, the cost of these benefits was charged to expense as paid. The impact of this change in accounting on the Company's results of operations was immaterial.

Income Taxes

Investment tax credits were repealed by the Tax Reform Act of 1986 (the Act). Those credits claimed prior to the Act were deferred and are being amortized over the lives of the properties giving rise to the credits.

As further explained in Note 6, during the fourth quarter of 1992, the Company adopted SFAS No. 109, "Accounting for Income Taxes", retroactive to January 1, 1992. SFAS No. 109 changed the method by which companies account for income taxes. Among other things, the Statement requires that deferred tax balances be adjusted to reflect new tax rates when they are enacted into law. The impact of this change in accounting on the Company's results of operations was immaterial.

Financial Instruments

The fair values of financial instruments other than long-term debt, closely approximate their carrying values. The estimated fair value of long-term debt at December 31, 1993 and 1992, based on either reference to quoted market prices or an option pricing model, exceeded the carrying value by approximately $15.0 million and $10.2 million, respectively.

Prior Year's Financial Statements

Reclassifications of prior year data have been made in the financial statements to conform to the 1993 presentation.


                                9
2.  Restructuring Costs

Results for 1993 include a one-time pretax restructuring charge of $45.3 million related to the Company's re-engineering plan over the next three years. The re-engineering plan will redesign and streamline processes to improve customer-responsiveness and product quality, reduce the time necessary to introduce new products and services and further reduce costs. The re-engineering plan includes $18.6 million to upgrade or replace existing customer service and administrative systems and enhance network software, $21.0 million for employee separation benefits associated with workforce reductions and $5.7 million primarily for the consolidation of facilities and operations and other related costs.



3.  Common Stock

The authorized common stock of the Company consists of 5,000,000 shares with a par value of $10 per share. All outstanding shares of common stock are held by the Parent Company.

There were no shares of common stock held by or for the account of the Company and no shares were reserved for officers and employees, or for options, warrants, conversions or other rights.

At December 31, 1993, $107.2 million of reinvested earnings was restricted as to the payment of cash dividends on common stock under the most restrictive terms of the Company's indentures.





























                               10
4.  Long-Term Debt

Long-term debt outstanding, exclusive of current maturities, is as follows:

                                              December 31
                                            1993         1992
                                         (Thousands of Dollars)

Rural Electrification Administration

  2%, due 1998                           $   1,460    $   2,220

First Mortgage Bonds

  4.8% to 5.875%, through 1997               3,330        3,395
  6.25% to 7.375%, through 1996                 --          360
  8% to 9.875%, through 2009                58,862       73,444
  10.54% due 2008                           24,706       26,471
  12.5% due 1994                                --        3,500

Unsecured Note Payable

  8.25%, due 1997                              800          860

Unsecured Promissory Note Payable

  6.76%, due 1994                               --       50,000
  4.4925%, due 1995                         40,000           --

Capitalized Leases                             191          215

  Total long-term debt                   $ 129,349    $ 160,465


The aggregate principal amount of bonds and debentures that may be issued is subject to the restrictions and provisions of the Company's indentures.

None of the securities shown above were held in sinking or other special funds of the Company or pledged by the Company.

Maturities, installments and sinking fund requirements for the five-year period from January 1, 1994 are summarized below (in thousands of dollars):


                 1994           $ 59,354
                 1995             46,402
                 1996              5,812
                 1997              9,007
                 1998              7,387

Substantially all of the Company's telephone plant is subject to the liens of the indentures under which the bonds listed above were issued.





                               11
5.  Notes Payable to Affiliates

The Company finances part of its construction program through the use of interim short-term notes payable to affiliates, which are generally refinanced at a later date by the issuance of long-term debt or equity. During 1993 and 1992, the Company supplemented its internal generation of cash with funds borrowed from GTE. These arrangements require payment of interest based on GTE Corporation's daily intercompany interest rate (which is based primarily on the costs associated with the issuance of commercial paper). In addition, a $2.3 billion line of credit is available to the Company through shared lines with GTE and other affiliates.














































                               12
6.  Income Taxes

The provision for income taxes is as follows:


                                          1993         1992
                                    (Thousands of Dollars)

Current
  Federal                              $  22,768    $   6,735
  State and local                          4,082        1,209
    Total                                 26,850        7,944

Deferred
  Federal                                (14,626)       7,199
  State and local                         (2,635)       1,581
    Total                                (17,261)       8,780

Amortization of deferred
 investment tax credits                   (1,946)      (2,307)

    Total                              $   7,643    $  14,417



The components of deferred income tax (benefit) expense are as follows:


                                          1993         1992
                                     (Thousands of Dollars)

  Depreciation and amortization        $  11,032    $   5,903
  Employee benefit obligations           (13,926)      (1,136)
  Restructuring cost                     (17,393)          --
  Other - net                              3,026        4,013

    Total                              $ (17,261)   $   8,780



















                               13
A reconciliation between the statutory Federal income tax rate and the effective income tax rate is as follows:

                                             1993         1992

Statutory Federal income tax rate            35.0%        34.0%
  State and local income taxes, net of
    Federal income tax benefits               3.9          4.1
  Amortization of deferred investment
    tax credits                              (8.1)        (5.1)
  Depreciation of telephone plant
    construction costs previously
    deducted for tax purposes - net           1.6          1.2
  Rate differentials applied to
    reversing temporary differences          (3.1)        (2.0)
  Change in tax reserves                      2.4           --
  Other - net                                 0.1           --

Effective income tax rate                    31.8%        32.2%


As a result of implementing SFAS No. 109, the Company recorded additional deferred income tax liabilities primarily related to temporary differences which had not previously been recognized in accordance with established rate-making practices. Since the manner in which income taxes are treated for rate-making has not changed, pursuant to SFAS No. 71, a corresponding regulatory asset was also established. In addition, deferred income taxes were adjusted and a regulatory liability established to give effect to the current statutory Federal income tax rate and for unamortized investment tax credits. The net unamortized regulatory liability balances at December 31, 1993 and 1992 amounted to $15.7 million and $21.3 million, respectively. The regulatory liabilities are reflected as other deferred credits in the accompanying Balance Sheets. These amounts are being amortized over the lives of the related depreciable assets concurrent with recovery in rates and in conformance with the provisions of the Internal Revenue Code. The assets and liabilities established in accordance with SFAS No. 71 have been increased for the tax effect of future revenue requirements.

The  tax  effects of all temporary differences that give rise  to the deferred tax liability and deferred tax asset at December  31 are as follows:

                                             1993         1992
                                          (Thousands of Dollars)

  Depreciation and amortization           $  91,547    $  72,728
  Employee benefit obligations              (15,026)      (4,693)
  Restructuring cost                        (17,393)          --
  Other - net                                 3,063        3,630
    Total                                 $  62,191    $  71,665








                               14
7.  Employee Benefit Plans

The Company participates in the Parent Company's trusteed pension plan (the Plan), which covers substantially all employees. The benefits are based on an employee's years of service and average earnings for the five highest consecutive calendar years preceding retirement. The Company's policy is to fund pension cost in accordance with applicable regulations. Total pension (credits) costs for 1993 and 1992 were $(3.3) million and $2.2 million, respectively.

The net assets available for benefits are maintained for the total Plan and amounted to $782.6 million. The Plan's net assets available for benefits exceeded projected benefit obligations by $534.7 million as computed under SFAS No. 87 "Employers' Accounting for Pensions" as of December 31, 1993.

As described in Note 1, effective January 1, 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement
Benefits Other Than Pensions."

Substantially all of the Company's employees are covered under postretirement health care and life insurance benefit plans. The health care benefits paid under the plans are generally based on comprehensive hospital, medical and surgical benefit provisions, while the life insurance benefits are currently based on annual earnings at the time of retirement. The Company funds amounts for postretirement benefits as deemed appropriate from time to time.

The postretirement benefit cost for 1993 includes the following components (in thousands of dollars):

                                                       1993
Service cost-benefits earned
  during the period                                 $   1,623
Interest cost on accumulated
  postretirement benefit obligation                     5,215
Amortization of transition obligation
  and prior service cost                                2,993
  Postretirement benefit cost                       $   9,831


During 1992, the cost of postretirement health care and life insurance benefits on a pay-as-you-go basis was $2.0 million.
















                               15
The following table sets forth the plans' funded status and the accrued obligation as of December 31, 1993 (in thousands of dollars):

                                                       1993
Accumulated postretirement benefit
  obligation attributable to:
    Retirees                                        $  42,739
    Fully eligible active plan participants             4,302
    Other active plan participants                     19,642
Total accumulated postretirement benefit
  obligation                                           66,683
Fair value of plan assets                                  82
Excess of accumulated obligation over plan
  assets                                               66,601
Unrecognized transition obligation                    (44,668)
Unrecognized net loss                                  (7,012)
  Accrued postretirement benefit obligation         $  14,921

The assumed discount rate used to measure the accumulated postretirement benefit obligation was 7.5% at December 31, 1993. The expected long-term rate of return on plan assets was 8.25% for 1993. The assumed health care cost trend rate in 1993 was 13% for pre-65 participants and 9.5% for post-65 retirees, each rate declining on a graduated basis to an ultimate rate in the year 2004 of 6%. A one percentage point increase in the assumed health care cost trend rate for each future year would have increased 1993 costs by $1.1 million and the accumulated postretirement benefit obligation at December 31, 1993 by $7.8 million.

During 1993, the Company made certain changes to its postretirement health care and life insurance benefits for non-union employees that are effective January 1, 1995. These changes include, among others, newly established limits to the Company's annual contribution to postretirement medical costs and a revised sharing schedule based on a retiree's years of service. The net effect of these changes reduced the accumulated benefit obligation at December 31, 1993 by $8.7 million.






















                               16
8.  Commitments and Contingencies

The   Company's  anticipated  construction  costs  in  1994   are
approximately   $57.1  million,  for  which   the   Company   had
substantial purchase commitments as of December 31, 1993.

The  Company  has noncancelable lease contracts covering  certain
buildings,  office  space  and equipment.   The  lease  contracts
contain varying renewal options for terms up to 18 years.

Minimum rental commitments for noncancelable leases for periods subsequent to December 31, 1993 are as follows (in thousands of dollars):

           1994                  $   471
           1995                      358
           1996                      240
           1997                      223
           1998                      223
           Thereafter                  6,623

         Total minimum rental
           commitments                $ 8,138

The total amounts of rents charged to expense were $3.7 million and $4.5 million for the years 1993 and 1992, respectively.



9.  Property, Plant and Equipment

Telephone plant and equipment, including amounts for leases which have been capitalized, consists of the following:


                                    1993        1992
                                 (Thousands of Dollars)

          Land and buildings         $  51,369    $  47,760
          Plant in service             840,377      781,388
          Plant under construction       6,402        6,565
          Other                          5,081        7,247
               Total telephone plant   903,229      842,960

          Accumulated depreciation    (307,690)    (263,217)

               Net telephone plant   $ 595,539    $ 579,743











                               17
10.  Regulatory Matters

The Company is subject to regulation by the FCC for interstate business and the VSCC for intrastate operations.

Intrastate Services

The Company provides long distance services within designated geographic areas called Local Access and Transport Areas (LATAs). For intraLATA network access service, the VSCC ordered the implementation of the Originating Responsibility Toll Compensation Plan. Under this plan, the toll rate billed to end users for intraLATA toll calls originating in the Company's service area are retained by the Company. The Company, in turn, pays access charges to the carrier hauling and terminating the call based on that carrier's approved access charge tariff. Likewise, the Company receives access charges for terminating any intraLATA toll call that originates outside of its service area based on its approved access charge tariff. The Company records this revenue on a bill-and-keep basis.

Intrastate-interLATA network access service revenue is recovered through access charges paid by interexchange carriers for use of the Company's facilities in originating and terminating intrastate toll messages between LATAs. The Company records this revenue on a bill-and-keep basis.


Interstate Services

For the provision of interstate services, the Company operates under the terms of the FCC's price cap incentive plan. The "price cap" mechanism serves to limit the rates a carrier may charge, rather than just regulating the rate of return which may be achieved. Under this approach, the maximum price that the Local Exchange Carrier (LEC) may charge is increased or decreased each year by a price index based upon inflation less a predetermined productivity target. LECs may within certain ranges price individual services above or below the overall cap.

As a safeguard under its new price cap regulatory plan, the FCC has also adopted a productivity sharing feature. Because of this feature, under the minimum productivity-gain option, the Company must share equally with its ratepayers any realized interstate returns above 12.25% up to 16.25%, and all returns higher than 16.25%, by temporarily lowering prospective prices. During 1994, the FCC is scheduled to review the LEC price cap plan to determine whether it should be continued or modified.














                               18
Other Rate Matters

After reviewing its experimental incentive regulation plan, the VSCC ordered on December 17, 1993 that several modifications to the plan should be made effective January 1, 1994. The Company has operated under the experimental plan since January 1, 1989. These modifications include a lowering of the Company's authorized Return on Equity from the current 12-14% range to 10.55-12.55% for 1994, with provisions for annual adjustments beginning January 1, 1995. The VSCC also ordered that 25% of the Company's yellow page advertising income should be used to calculate its regulated earnings under the plan, but the Company may file to restructure its rates on a revenue neutral basis without filing a full rate case. This new plan will be in place for an interim period, pending the completion of a new docket commenced by the VSCC to investigate which changes should be made on a permanent basis. The Company does not expect these proceedings to have a material impact on its results of operations.

Significant Customer

Revenues  received  from  AT&T  including  access,  billing   and
collection and interexchange leased facilities during  the  years
1993  and  1992  under  various arrangements  amounted  to  $65.5 million and $61.5 million, respectively.



































                               19
11.  Supplemental Cash Flow Disclosures

Set forth below is information with respect to changes in current assets and current liabilities, and cash paid for interest and income taxes:

                                              1993         1992
                                         (Thousands of Dollars)

(Increase) decrease in current assets:
    Accounts  receivable  -  net                 $  (27,519)    $
(15,210)
      Materials    and    supplies                          2,314
(1,415)
  Prepayments and other                       (7,681)       7,496


Increase (decrease) in current liabilities:
  Accounts payable                             1,008        9,503
     Due    to   affiliated   companies                     2,229
(3,409)
  Advanced billings and customer deposits     (1,243)       1,599
       Accrued     liabilities                             14,088
(4,482)
         Other                                              1,546
(12,005)
      Total                                    $   (15,258)     $
(17,923)


Cash paid during the year for:
  Interest                                 $  15,233    $  18,383
  Income taxes                                20,644        9,358



12.  Legal Entity Merger

On October 15, 1993 the Company filed an application to legally merge into GTE South Incorporated, a subsidiary of GTE. The merger of the Company into GTE South Incorporated will simplify the corporate structure and will provide greater efficiency of operations through consolidation of record keeping and control of expenses. The new Company will have an enhanced market presence both in the providing of competitive telecommunications services and the procurement of capital. Pending regulatory approvals, the Company expects the merger to be completed by July 1, 1994.


















                               20
                    CONTEL OF VIRGINIA, INC.

               CONDENSED BALANCE SHEET (UNAUDITED)

                             ASSETS


                                                       March 31,
                                                         1994
                                                     (Thousands
                                                     of Dollars)

CURRENT ASSETS:
 Cash                                                $     9,574
 Receivables, less allowance of $879                      98,444
 Materials and supplies, at average cost                   1,440
 Deferred income tax benefits                              4,834
 Prepayments and other                                       505
   Total current assets                                  114,797








PROPERTY, PLANT AND EQUIPMENT:
 Original cost                                           913,066
 Accumulated depreciation                               (318,311)
   Net property, plant and equipment                     594,755








OTHER ASSETS                                               1,335








   TOTAL ASSETS                                      $   710,887




  See Notes to Condensed Financial Statements.



                               21
                    CONTEL OF VIRGINIA, INC.

               CONDENSED BALANCE SHEET (UNAUDITED)

              LIABILITIES AND SHAREHOLDER'S EQUITY


                                                       March 31,
                                                         1994
                                                     (Thousands
                                                     of Dollars)

CURRENT LIABILITIES:
 Notes payable to affiliates                         $    29,121
 Current maturities of long-term debt                     99,355
 Accounts payable                                         40,858
 Accrued taxes                                            18,737
 Accrued interest                                          4,128
 Accrued payroll and vacations                             5,008
 Accrued restructuring costs and other                    27,021
   Total current liabilities                             224,228




LONG-TERM DEBT                                            89,125




DEFERRED CREDITS, primarily deferred
 income taxes and investment tax credits                 140,268




SHAREHOLDER'S EQUITY:
 Common stock                                             34,099
 Other capital                                            35,775
 Reinvested earnings                                     187,392
   Total shareholder's equity                            257,266




   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                  $
710,887







  See Notes to Condensed Financial Statements.



                               22
                    CONTEL OF VIRGINIA, INC.

           CONDENSED STATEMENTS OF INCOME (UNAUDITED)

                                             Three Months Ended
                                                  March 31,
                                             1994        1993
                                            (Thousands of
Dollars)

OPERATING REVENUES:
 Local network services                  $    29,741 $    26,993
 Network access services                      34,649      32,913
 Long distance services                       14,423      12,480
 Equipment sales and services                  3,246       3,291
 Other                                         3,002       2,474
                                              85,061      78,151


OPERATING EXPENSES:
 Cost of sales and services                   19,659      18,704
 Depreciation and amortization                15,167      12,781
 Marketing, selling, general and
   administrative                             21,352      21,984
                                              56,178      53,469


 Net operating income                         28,883      24,682


OTHER (INCOME) DEDUCTIONS:
 Interest expense                              3,880       4,119
 Other - net                                    (117)
(17)


INCOME BEFORE INCOME TAXES                    25,120      20,580


INCOME TAXES                                   9,420       7,113


NET INCOME                               $    15,700 $    13,467








 Per share data is omitted since the Company's common stock is 100% owned by
 Contel Corporation (a wholly-owned subsidiary of GTE
Corporation).

 See Notes to Condensed Financial Statements.




                               23
                    CONTEL OF VIRGINIA, INC.

         CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)



                                             Three Months Ended
                                                  March 31,
                                            1994        1993
                                           (Thousands of Dollars)


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                              $    15,700 $    13,467

 Adjustments to reconcile net income to
   net cash from operating activities:
     Depreciation and amortization            15,167      12,781
     Deferred income taxes and investment
       tax credits                             1,042         397
     Provision for uncollectible accounts                 709
830
     Changes in current assets and current
       liabilities                           (14,072)
(13,918)
     Other  - net                              5,738      11,348
     Net cash from operating activities       24,284      24,905


CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                        (13,567)
(9,587)
 Other - net                                     (58)
(1,320)
     Net cash used in investing activities            (13,625)
(10,907)


CASH FLOWS FROM FINANCING ACTIVITIES:
 Long-term debt retired                         (223)
(934)
 Dividends paid to shareholder               (10,000)
(1,700)
 Net change in affiliate notes                  (114)
(10,183)
     Net cash used in financing activities            (10,337)
(12,817)


Increase in cash                                 322       1,181

Cash at beginning of period                    9,252       1,940

Cash at end of period                    $     9,574 $     3,121








 See Notes to Condensed Financial Statements.



                               24
                    CONTEL OF VIRGINIA, INC.

       NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


(1) The condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, in the opinion of management of the Company, the condensed financial statements include all adjustments, which consist only of normal recurring accruals, necessary to present fairly the financial information for such periods. These condensed financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's 1993 Financial Statements included in this Form 8-K filing.

(2) On April 13, 1994, the Virginia State Corporate Commission approved the merger of the Company into GTE South Incorporated effective on or after July 1, 1994. The merger of the Company into GTE South Incorporated will simplify the corporate structure and will provide greater efficiency of operations through consolidation of record keeping and control of expenses. The new Company will have enhanced market presence both in the providing of competitive telecommunications services and the procurement of capital.
































                               25






            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Contel of Kentucky, Inc.:

We have audited the accompanying balance sheets of Contel of Kentucky, Inc. (a Kentucky corporation), d/b/a GTE Kentucky (the Company), as of December 31, 1993 and 1992, and the related statements of income, reinvested earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Contel of Kentucky, Inc. as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, effective January 1, 1993, the Company changed its method of accounting for postretirement benefits other than pensions. Also as discussed in Note 1, effective January 1, 1992, the Company changed its method of accounting for income taxes.






                                             ARTHUR ANDERSEN &
CO.



Dallas, Texas
January 28, 1994.





                               26
                           CONTEL OF KENTUCKY, INC.

                                BALANCE SHEETS

                                    ASSETS


                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Current assets:
       Cash                                       $     105   $
46
       Accounts receivable
          Customers (including unbilled revenues)     8,964
7,422
          Affiliated companies                          307
1,655
          Other                                       2,722
958
          Allowance for uncollectible accounts         (100)
(404)
       Materials and supplies, at average cost          313
106
       Prepayments and other                          1,697
466
                                                     14,008
10,249





    Property, plant and equipment:
       Original cost                                202,393
182,083
       Accumulated depreciation                     (72,818)
(67,685)
                                                    129,575
114,398



    Other assets                                      2,038
3,357





    Total assets                                  $ 145,621   $
128,004












                          See Notes to Financial Statements.




                               27
                           CONTEL OF KENTUCKY, INC.

                                BALANCE SHEETS

                     LIABILITIES AND SHAREHOLDER'S EQUITY


                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Current liabilities:
       Notes payable to affiliates                $  19,775   $
13,990
       Current maturities of long-term debt             935
734
       Accounts payable                               3,909
7,559
       Due to affiliated companies                    7,817
2,815
       Advanced billings and customer deposits        1,090
1,607
       Accrued interest                                 616
86
       Accrued payroll and vacations                    632
493
       Accrued dividends                              5,000
- --
       Accrued restructuring costs and other          5,047
1,730
                                                     44,821
29,014


    Long-term debt                                   24,484
25,536


    Deferred credits:
       Deferred income taxes                         12,906
11,257
       Deferred investment tax credits                2,423
2,981
       Restructuring costs and other                 11,038
6,361
                                                     26,367
20,599



    Shareholder's equity:
       Common stock (266,124 shares outstanding)      1,331
1,331
       Other capital                                 13,547
13,547
       Reinvested earnings                           35,071
37,977
                                                     49,949
52,855







    Total liabilities and shareholder's equity    $ 145,621   $
128,004




                          See Notes to Financial Statements.




                               28
                         CONTEL OF KENTUCKY, INC.

                             STATEMENTS OF INCOME

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)
    Operating revenues:
       Local network services                     $  19,640   $
19,259
       Network access services                       32,223
24,899
       Long distance services                           722
497
       Equipment sales and services                   3,448
2,802
       Other                                          4,078
3,807
                                                     60,111
51,264

    Operating expenses:
       Cost of sales and services                     9,946
9,868
       Depreciation and amortization                 11,266
11,214
       Marketing, selling, general
         and administrative                          15,212
13,110
       Restructuring costs                            6,530
- --
                                                     42,954
34,192

    Net operating income                             17,157
17,072

    Other deductions:
       Interest expense                               2,544
2,637
       Other - net                                      120
803

    Income before income taxes                       14,493
13,632

    Income taxes                                      5,399
4,665

    Net income                                    $   9,094   $
8,967

                        STATEMENTS OF REINVESTED EARNINGS

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Balance at beginning of year                  $  37,977   $
32,510
    Add -
       Net income                                     9,094
8,967
    Deduct -
       Cash dividends declared on common stock       12,000
3,500

    Balance at end of year                        $  35,071   $
37,977


                          See Notes to Financial Statements.




                               29
                           CONTEL OF KENTUCKY, INC.

                           STATEMENTS OF CASH FLOWS

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Cash flows from operating activities:
       Net income                                 $   9,094   $
8,967
       Adjustments to reconcile net income to
       net cash from operating activities:
          Depreciation and amortization              11,266
11,214
          Restructuring costs                         6,530
- --
          Deferred income taxes and investment
            tax credits                              (1,166)
(242)
          Provision for uncollectible accounts          413
839
          Changes in current assets and current
            liabilities                                (866)
(805)
          Other - net                                 2,697
(2,095)
          Net cash from operating activities         27,968
17,878


    Cash flows from investing activities:
       Capital expenditures                         (25,102)
(20,998)
       Other - net                                     (741)
(216)
          Net cash used in investing activities     (25,843)
(21,214)


    Cash flows from financing activities:
       Long-term debt retired                          (851)
(2,802)
       Dividends paid to shareholder                 (7,000)
(3,500)
       Increase in notes payable to affiliates        5,785
9,038
          Net cash (used in) from financing
            activities                               (2,066)
2,736


    Increase (decrease) in cash                          59
(600)


    Cash:
          Beginning of year                              46
646

          End of year                             $     105   $
46







                          See Notes to Financial Statements.




                               30
                    CONTEL OF KENTUCKY, INC.

                  NOTES TO FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

Contel of Kentucky, Inc., d/b/a GTE Kentucky (the Company), is  a
wholly-owned  subsidiary  of  Contel  Corporation   (the   Parent
Company). The Parent Company is a wholly-owned subsidiary of  GTE
Corporation (GTE).

Transactions with Affiliates - Purchases

Certain affiliated companies supply construction and maintenance materials, supplies and equipment to the Company. These purchases amounted to approximately $9.3 million and $4.7 million for the years 1993 and 1992, respectively. Such purchases are recorded in the accounts of the Company at cost, including a normal return realized by the affiliates.

The Company is also billed for data processing services and equipment rentals, and receives management, consulting, research and development and pension management services from other affiliated companies. These charges amounted to $14.1 million and $11.5 million for the years 1993 and 1992, respectively. The amounts charged for these affiliated transactions are based on management's best estimate of a proportional cost allocation method.

Telephone Plant

Maintenance and repairs are charged to income as incurred. Additions to, replacements and renewals of property are charged to telephone plant accounts. Property retirements are charged in total to the accumulated depreciation account. No adjustment to depreciation is made at the time properties are retired or otherwise disposed of, except in the case of significant sales of property where profit or loss is recognized.

The Company provides for depreciation on telephone plant over the estimated useful lives of the assets using the straight-line method, based upon rates prescribed by the Federal Communications Commission (FCC) and the Kentucky Public Service Commission
(KPSC). The provisions for depreciation and amortization were equivalent to composite annual rates of 5.9% and 6.5% for the years 1993 and 1992, respectively.

Regulatory Accounting

The Company follows the accounting prescribed by the Uniform System of Accounts of the FCC and the KPSC and Statement of Financial Accounting Standards (SFAS) No. 71 , "Accounting for the Effects of Certain Types of Regulation." This accounting recognizes the economic effects of rate regulation by recording costs and a return on investment as such amounts are recovered through rates authorized by regulatory authorities. The Company annually reviews the continued applicability of SFAS No. 71 based on the current regulatory and competitive environment.





                               31
Revenue Recognition

Revenues are recognized when earned. This is generally based on usage of the Company's local exchange networks or facilities. For other products and services, revenue is recognized when products are delivered or services are rendered to customers.

Materials and Supplies

Materials and supplies are stated at the lower of cost or market value.

Employee Benefit Plans

Effective January 1, 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The new standard requires that the expected costs of postretirement benefits be charged to expense during the years that the employees render service. The Company elected to adopt this new accounting standard on the delayed recognition method and commencing January 1, 1993, began amortizing the estimated unrecorded accumulated postretirement benefit obligation over twenty years.

The Company also adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits" effective January 1, 1993. SFAS No. 112 requires employers to accrue the future cost of benefits provided to former or inactive employees and their dependents after employment but before retirement. Previously, the cost of these benefits was charged to expense as paid. The impact of this change in accounting on the Company's results of operations was immaterial.

Income Taxes

Investment tax credits were repealed by the Tax Reform Act of 1986 (the Act). Those credits claimed prior to the Act were deferred and are being amortized over the lives of the properties giving rise to the credits.

As further explained in Note 6, during the fourth quarter of 1992, the Company adopted SFAS No. 109, "Accounting for Income Taxes", retroactive to January 1, 1992. SFAS No. 109 changed the method by which companies account for income taxes. Among other things, the Statement requires that deferred tax balances be adjusted to reflect new tax rates when they are enacted into law. The impact of this change in accounting on the Company's results of operations was immaterial.

Financial Instruments

The fair values of financial instruments other than long-term debt, closely approximate their carrying values. The estimated fair value of long-term debt at December 31, 1993 and 1992, based on either reference to quoted market prices or an option pricing model, exceeded the carrying value by approximately $1.6 million and $0.2 million, respectively.

Prior Year's Financial Statements

Reclassifications of prior year data have been made in the financial statements to conform to the 1993 presentation.


                               32
2.  Restructuring Costs

Results for 1993 include a one-time pretax restructuring charge of $6.5 million related to the Company's re-engineering plan over the next three years. The re-engineering plan will redesign and streamline processes to improve customer-responsiveness and product  quality,  reduce  the time necessary  to  introduce  new products and services and further reduce costs. The re-engineering plan includes $2.7 million to upgrade or replace existing customer service and administrative systems and enhance network software, $3.0 million for employee separation benefits associated with workforce reductions and $0.8 million primarily for the consolidation of facilities and operations and other related costs.



3.  Common Stock

The  authorized common stock of the Company consists  of  300,000 shares with a par value of $5 per share. All outstanding shares of common stock are held by the Parent Company.

There were no shares of common stock held by or for the account of the Company and no shares were reserved for officers and employees, or for options, warrants, conversions or other rights.

At December 31, 1993, $20.9 million of reinvested earnings was restricted as to the payment of cash dividends on common stock under the most restrictive terms of the Company's indentures.





























                               33
4.  Long-Term Debt

Long-term debt outstanding, exclusive of current maturities, is as follows:


                                              December 31
                                            1993         1992
                                         (Thousands of Dollars)

Rural Electrification Administration

  2%, due 2009                            $  2,192    $  2,594

Federal Financing Bank

  7.391% to 10.910%, through 2022           22,292      22,942


  Total long-term debt                    $ 24,484    $ 25,536


The aggregate principal amount of bonds and debentures that may be issued is subject to the restrictions and provisions of the Company's indentures.

None of the securities shown above were held in sinking or other special funds of the Company or pledged by the Company.

Maturities, installments and sinking fund requirements for the five-year period from January 1, 1994 are summarized below (in thousands of dollars):


                 1994            $  935
                 1995               916
                 1996             1,334
                 1997             1,038
                 1998             1,083

Substantially all of the Company's telephone plant is subject to the liens of the indentures under which the bonds listed above were issued.


















                               34
5.  Notes Payable to Affiliates

The Company finances part of its construction program through the use of interim short-term notes payable to affiliates, which are generally refinanced at a later date by the issuance of long-term debt or equity. During 1993 and 1992, the Company supplemented its internal generation of cash with funds borrowed from GTE. These arrangements require payment of interest based on GTE Corporation's daily intercompany interest rate (which is based primarily on the costs associated with the issuance of commercial paper). In addition, a $2.3 billion line of credit is available to the Company through shared lines with GTE and other affiliates.














































                               35
6.  Income Taxes

The provision for income taxes is as follows:


                                          1993         1992
                                     (Thousands of Dollars)

Current
  Federal                              $   5,142    $   3,893
  State and local                          1,423        1,014
    Total                                  6,565        4,907

Deferred
  Federal                                   (402)         247
  State and local                           (206)         142
    Total                                   (608)         389

Amortization of deferred
 investment tax credits                     (558)        (631)

    Total                              $   5,399    $   4,665



The components of deferred income tax expense (benefit) are as follows:


                                          1993         1992
                                     (Thousands of Dollars)

  Depreciation and amortization        $   3,211    $     (47)
  Employee benefit obligations            (2,025)        (156)
  Restructuring cost                      (2,506)          --
  Other-net                                  712          592

    Total                              $    (608)   $     389



















                               36
A reconciliation between the statutory Federal income tax rate and the effective income tax rate is as follows:

                                             1993         1992

Statutory Federal income tax rate            35.0%        34.0%
  State and local income taxes, net of
    Federal income tax benefits               5.5          5.6
  Amortization of deferred investment
    tax credits                              (3.9)        (4.6)
  Depreciation of telephone plant
    construction costs previously
    deducted for tax purposes - net           0.6          0.9
  Rate differentials applied to
    reversing temporary differences          (0.9)        (1.7)
  Other - net                                 1.0           --

Effective income tax rate                    37.3%        34.2%


As a result of implementing SFAS No. 109, the Company recorded additional deferred income tax liabilities primarily related to temporary differences which had not previously been recognized in accordance with established rate-making practices. Since the manner in which income taxes are treated for rate-making has not changed, pursuant to SFAS No. 71, a corresponding regulatory asset was also established. In addition, deferred income taxes were adjusted and a regulatory liability established to give effect to the current statutory Federal income tax rate and for unamortized investment tax credits. The net unamortized regulatory liability balances at December 31, 1993 and 1992 amounted to $2.9 million and $3.8 million, respectively. The regulatory liabilities are reflected as other deferred credits in the accompanying Balance Sheets. These amounts are being amortized over the lives of the related depreciable assets concurrent with recovery in rates and in conformance with the provisions of the Internal Revenue Code. The assets and liabilities established in accordance with SFAS No. 71 have been increased for the tax effect of future revenue requirements.

The  tax  effects of all temporary differences that give rise  to the deferred tax liability and deferred tax asset at December  31 are as follows:

                                          1993         1992
                                       (Thousands of Dollars)

  Depreciation and amortization        $  15,468    $  11,146
  Employee benefit obligations            (1,548)      (1,130)
  Restructuring cost                      (2,506)          --
  Other - net                                558        1,454
    Total                              $  11,972    $  11,470









                               37
7. Employee Benefit Plans

The Company participates in the Parent Company's trusteed pension plan (the Plan), which covers substantially all employees. The benefits are based on an employee's years of service and average earnings for the five highest consecutive calendar years preceding retirement. The Company's policy is to fund pension cost in accordance with applicable regulations. Total pension (credits) costs for 1993 and 1992 were $(477,000) and $267,000, respectively.

The net assets available for benefits are maintained for the total Plan and amounted to $632.9 million. The Plan's net assets available for benefits exceeded projected benefit obligations by $433.6 million as computed under SFAS No. 87 "Employers' Accounting for Pensions" as of December 31, 1993.

As described in Note 1, effective January 1, 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement
Benefits Other Than Pensions."

Substantially all of the Company's employees are covered under postretirement health care and life insurance benefit plans. The health care benefits paid under the plans are generally based on comprehensive hospital, medical and surgical benefit provisions, while the life insurance benefits are currently based on annual earnings at the time of retirement. The Company funds amounts for postretirement benefits as deemed appropriate from time to time.

The postretirement benefit cost for 1993 includes the following components (in thousands of dollars):

                                                       1993
Service cost-benefits earned
  during the period                                 $     195
Interest cost on accumulated
  postretirement benefit obligation                       875
Amortization of transition obligation
  and prior service cost                                  491
  Postretirement benefit cost                       $   1,561


During 1992, the cost of postretirement health care and life insurance benefits on a pay-as-you-go basis was $365,000.

















                               38
The following table sets forth the plans' funded status and the accrued obligation as of December 31, 1993 (in thousands of dollars):

                                                      1993
Accumulated postretirement benefit
  obligation attributable to:
    Retirees                                       $   7,129
    Fully eligible active plan participants              323
    Other active plan participants                     1,771
Total accumulated postretirement benefit
  obligation                                           9,223
Fair value of plan assets                                 --
Excess of accumulated obligation over plan
  assets                                               9,223
Unrecognized transition obligation                    (6,163)
Unrecognized net loss                                   (873)
  Accrued postretirement benefit obligation        $   2,187

The assumed discount rate used to measure the accumulated postretirement benefit obligation was 7.5% at December 31, 1993. The assumed health care cost trend rate in 1993 was 13% for pre-65 participants and 9.5% for post-65 retirees, each rate declining on a graduated basis to an ultimate rate in the year 2004 of 6%. A one percentage point increase in the assumed health care cost trend rate for each future year would have increased 1993 costs by $178,000 and the accumulated postretirement benefit obligation at December 31, 1993 by $677,000.

During 1993, the Company made certain changes to its postretirement health care and life insurance benefits for non-union employees that are effective January 1, 1995. These changes include, among others, newly established limits to the Company's annual contribution to postretirement medical costs and a revised sharing schedule based on a retiree's years of service. The net effect of these changes reduced the accumulated benefit obligation at December 31, 1993 by $4.0 million.























                               39
8.  Commitments and Contingencies

The   Company's  anticipated  construction  costs  for  1994  are
approximately   $13.8  million,  for  which   the   Company   had
substantial purchase commitments as of December 31, 1993.

The  Company  has noncancelable lease contracts covering  certain
buildings,  office  space  and equipment.   The  lease  contracts
contain varying renewal options for terms up to 8 years.

Minimum rental commitments for noncancelable leases for periods subsequent to December 31, 1993 are as follows (in thousands of dollars):

             1994                  $  30
             1995                     18
             1996                     11
             1997                     10
             1998                     10
             Thereafter               31

          Total minimum rental
          commitments              $ 110

The total amounts of rents charged to expense were $0.6 million for 1993 and 1992.


9.  Property, Plant and Equipment


Telephone plant and equipment consists of the following:


                                       1993         1992
                                    (Thousands of Dollars)

     Land and buildings             $   7,275    $   8,096
     Plant in service                 185,751      171,674
     Plant under construction           9,013        1,690
     Other                                354          623
          Total telephone plant       202,393      182,083

     Accumulated depreciation         (72,818)     (67,685)

          Net telephone plant       $ 129,575    $ 114,398












                               40
10.  Regulatory Matters

The Company is subject to regulation by the FCC for interstate business and the KPSC for intrastate operations.

Intrastate Services

The Company provides long distance services within designated geographic areas called Local Access and Transport Areas (LATAs).
The Company receives access revenues from the primary toll carrier within the LATA.

Intrastate-interLATA network access service revenues are recovered through access charges paid by interexchange carriers for use of the Company's facilities in originating and terminating intrastate toll messages between LATAs. The Company records this revenue on a bill-and-keep basis.

On December 15, 1993, the KPSC approved the Company's request to become a primary toll carrier under an Originating Responsibility Plan, effective March 1, 1994. Under this type of arrangement, the toll rates billed to end users for intraLATA toll calls originating in the Company's service area will be retained by the Company on a bill-and-keep basis. The Company, in turn, will pay access charges to the carrier hauling and terminating the call based on that carrier's approved access charge tariff. Likewise, the Company will receive access charges for terminating any intraLATA toll call that originates outside of its service area based on its approved access charge tariff. The Company will receive transitional support payments for any revenue loss created by this change in compensation arrangement under the terms of an industry agreement.

Interstate Services

For the provision of interstate services, the Company operates under the terms of the FCC's price cap incentive plan. The "price cap" mechanism serves to limit the rates a carrier may charge, rather than just regulating the rate of return which may be achieved. Under this approach, the maximum price that the Local Exchange Carrier (LEC) may charge is increased or decreased each year by a price index based upon inflation less a predetermined productivity target. LECs may within certain ranges price individual services above or below the overall cap.

As a safeguard under its new price cap regulatory plan, the FCC has also adopted a productivity sharing feature. Because of this feature, under the minimum productivity-gain option, the Company must share equally with its ratepayers any realized interstate returns above 12.25% up to 16.25%, and all returns higher than 16.25%, by temporarily lowering prospective prices. During 1994, the FCC is scheduled to review the LEC price cap plan to determine whether it should be continued or modified.










                               41
Other Rate Matters

On August 1, 1993, the KPSC approved the Company's request to reduce its local service revenue by $2.1 million to bring the Company's tariffed rates to the same rate levels as GTE South. This rate reduction was required by the KPSC as a condition for approval of the planned merger of the Company into GTE South Incorporated.

Significant Customer

Revenues  received  from  AT&T  including  access,  billing   and
collection and interexchange leased facilities during  the  years
1993 and 1992 under various arrangements amounted to $7.1 million and $6.6 million, respectively.












































                               42
11.  Supplemental Cash Flow Disclosures

Set forth below is information with respect to changes in current assets and current liabilities, and cash paid for interest and income taxes:

                                              1993         1992
                                           (Thousands of Dollars)

(Increase) decrease in current assets:
    Accounts  receivable  -  net                 $   (2,675)    $
(3,394)
  Materials and supplies                        (207)         342
     Prepayments    and    other                          (1,231)
(316)


Increase (decrease) in current liabilities:
  Accounts payable                            (3,650)       4,034
  Due to affiliated companies                  5,002          353
  Advanced billings and customer deposits       (517)         819
       Accrued     liabilities                              2,345
(2,310)
         Other                                                 67
(333)
      Total                                    $      (866)     $
(805)


Cash paid during the year for:
  Interest                                 $   3,030    $   2,110
  Income taxes                                 8,201        5,322


12. Legal Entity Merger

On September 27, 1993 the Company filed an application to legally merge into GTE South Incorporated, a subsidiary of GTE. The merger of the Company into GTE South Incorporated will simplify the corporate structure and will provide greater efficiency of operations through consolidation of record keeping and control of expenses. The new Company will have an enhanced market presence both in the providing of competitive telecommunications services and the procurement of capital. Pending regulatory approvals, the Company expects the merger to be completed by July 1, 1994.



















                               43
                    CONTEL OF KENTUCKY, INC.

               CONDENSED BALANCE SHEET (UNAUDITED)

                             ASSETS


                                                       March 31,
                                                         1994
                                                     (Thousands
                                                     of Dollars)

CURRENT ASSETS:
 Cash                                                $        58
 Receivables, less allowances of $367                     12,510
 Materials and supplies, at average cost                     356
 Deferred income tax benefits                                943
 Prepayments and other                                        11
   Total current assets                                   13,878







PROPERTY, PLANT AND EQUIPMENT:
 Original cost                                           206,128
 Accumulated depreciation                                (75,091)
   Net property, plant and equipment                     131,037







OTHER ASSETS                                               1,319







   TOTAL ASSETS                                      $   146,234







  See Notes to Condensed Financial Statements.



                               44
                    CONTEL OF KENTUCKY, INC.

               CONDENSED BALANCE SHEET (UNAUDITED)

              LIABILITIES AND SHAREHOLDER'S EQUITY


                                                       March 31,
                                                         1994
                                                     (Thousands
                                                     of Dollars)

CURRENT LIABILITIES:
 Notes payable to affiliates                         $    29,764
 Accounts payable                                          8,032
 Accrued dividends                                         2,526
 Accrued restructuring costs and other                     6,335
   Total current liabilities                              46,657




LONG-TERM DEBT                                            24,123




DEFERRED CREDITS, primarily deferred
 income taxes and investment tax credits                  26,206




SHAREHOLDER'S EQUITY:
 Common stock                                              1,331
 Other capital                                            13,547
 Reinvested earnings                                      34,370
   Total shareholder's equity                             49,248




   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                  $
146,234










  See Notes to Condensed Financial Statements.



                               45
                    CONTEL OF KENTUCKY, INC.

           CONDENSED STATEMENTS OF INCOME (UNAUDITED)

                                             Three Months Ended
                                                  March 31,
                                             1994        1993
                                            (Thousands of
Dollars)

OPERATING REVENUES:
 Local network services                  $     4,723 $     4,965
 Network access services                       6,731       6,896
 Long distance services                          147         178
 Equipment sales and services                    936         791
 Other                                           923       1,225
                                              13,460      14,055


OPERATING EXPENSES:
 Cost of sales and services                    3,194       2,373
 Depreciation and amortization                 3,496       2,750
 Marketing, selling, general and
   administrative                              3,104       3,583
                                               9,794       8,706


 Net operating income                          3,666       5,349


OTHER (INCOME) DEDUCTIONS:
 Interest expense                                753         612
 Other - net                                      (9)
(6)


INCOME BEFORE INCOME TAXES                     2,922       4,743


INCOME TAXES                                   1,096       1,639


NET INCOME                               $     1,826 $     3,104








 Per share data is omitted since the Company's common stock is 100% owned by
 Contel Corporation (a wholly-owned subsidiary of GTE
Corporation).


 See Notes to Condensed Financial Statements.



                               46
                    CONTEL OF KENTUCKY, INC.

         CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)



                                             Three Months Ended
                                                  March 31,
                                            1994        1993
                                           (Thousands of Dollars)


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                              $     1,826 $     3,104

 Adjustments to reconcile net income to
   net cash from operating activities:
     Depreciation and amortization             3,496       2,750
     Deferred income taxes and investment
       tax credits                               288        (524)
     Provision for uncollectible accounts                  76
56
     Changes in current assets and current
       liabilities                            (4,736)
1,294
     Other  - net                               (807)
3,243
     Net cash from operating activities          143       9,923


CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                         (4,932)
(5,401)
 Other - net                                     108        (120)
     Net cash used in investing activities             (4,824)
(5,521)


CASH FLOWS FROM FINANCING ACTIVITIES:
 Long-term debt retired                         (355)
(240)
 Dividends paid to shareholder                (5,000)
- --
 Net change in affiliate notes                 9,989      (4,158)
     Net cash from (used in) financing
       activities                              4,634      (4,398)


Increase (decrease) in cash                      (47)
4

Cash at beginning of period                      105          46

Cash at end of period                    $        58 $        50







 See Notes to Condensed Financial Statements.



                               47
                    CONTEL OF KENTUCKY, INC.

       NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


(1) The condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, in the opinion of management of the Company, the condensed financial statements include all adjustments, which consist only of normal recurring accruals, necessary to present fairly the financial information for such periods. These condensed financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's 1993 Financial Statements included in this Form 8-K filing.

(2) On September 27, 1993 the Company filed an application to legally merge into GTE South Incorporated, a subsidiary of GTE. The merger of the Company into GTE South Incorporated will simplify the corporate structure and will provide greater efficiency of operations through consolidation of record keeping and control of expenses. The new Company will have an enhanced market presence both in the providing of competitive telecommunications services and the procurement of capital. Approval for the merger by the KPSC (Kentucky Public Service Commission) was obtained on March 28, 1994 effective on or after July 1, 1994.






























                               48






            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Contel of North Carolina, Inc.:

We have audited the accompanying balance sheets of Contel of North Carolina, Inc. (a North Carolina corporation), d/b/a GTE North Carolina (the Company), as of December 31, 1993 and 1992, and the related statements of income, reinvested earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Contel of North Carolina, Inc. as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, effective January 1, 1993, the Company changed its method of accounting for postretirement benefits other than pensions. Also as discussed in Note 1, effective January 1, 1992, the Company changed its method of accounting for income taxes.






                                             ARTHUR ANDERSEN &
CO.



Dallas, Texas
January 28, 1994.




                               49
                        CONTEL OF NORTH CAROLINA, INC.

                                BALANCE SHEETS

                                    ASSETS


                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Current assets:
       Cash                                       $     465   $
259
       Accounts receivable
          Customers (including unbilled revenues)    11,167
8,519
          Affiliated companies                          171
1,036
          Other                                       5,260
2,220
          Allowance for uncollectible accounts         (448)
(225)
       Notes receivable from affiliate                   --
12,645
       Prepayments                                    1,635
125
       Materials and supplies and other                 490
609
                                                     18,740
25,188





    Property, plant and equipment:
       Original cost                                227,277
218,114
       Accumulated depreciation                     (91,536)
(82,796)
                                                    135,741
135,318



    Other assets                                      2,442
4,410









    Total assets                                  $ 156,923   $
164,916






                         See Notes to Financial Statements.





                               50

                        CONTEL OF NORTH CAROLINA, INC.

                                BALANCE SHEETS

                     LIABILITIES AND SHAREHOLDER'S EQUITY


                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Current liabilities:
       Notes payable to affiliates                $   5,727   $
- --
       Current maturities of long-term debt          10,084
1,208
       Accounts payable                               8,650
5,727
       Due to affiliated companies                    4,026
3,090
       Advanced billings and customer deposits        2,107
2,048
       Accrued taxes                                    952
6,776
       Accrued payroll and vacations                  1,022
634
       Accrued rent                                   1,169
473
       Accrued dividends                                 --
14,000
       Accrued restructuring costs and other          5,198
1,553
                                                     38,935
35,509


    Long-term debt                                   29,465
39,519


    Deferred credits:
       Deferred income taxes                         18,596
15,440
       Deferred investment tax credits                2,588
3,302
       Restructuring costs and other                 15,710
10,605
                                                     36,894
29,347



    Shareholder's equity:
       Common stock (1,350,637 shares outstanding)    6,753
6,753
       Other capital                                 15,709
15,709
       Reinvested earnings                           29,167
38,079
                                                     51,629
60,541



    Total liabilities and shareholder's equity    $ 156,923   $
164,916






                         See Notes to Financial Statements.




                               51

                        CONTEL OF NORTH CAROLINA, INC.

                             STATEMENTS OF INCOME

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)
    Operating revenues:
       Local network services                     $  28,763   $
27,444
       Network access services                       46,400
44,583
       Equipment sales and services                   4,322
3,278
       Other                                          1,076
1,666
                                                     80,561
76,971

    Operating expenses:
       Cost of sales and services                    14,086
13,098
       Depreciation and amortization                 13,530
14,571
       Marketing, selling, general
         and administrative                          20,582
19,703
       Restructuring costs                            9,860
- --
                                                     58,058
47,372

    Net operating income                             22,503
29,599

    Other deductions:
       Interest expense                               4,292
4,140
       Other - net                                      267
696

    Income before income taxes                       17,944
24,763

    Income taxes                                      6,456
8,768

    Net income                                    $  11,488   $
15,995

                        STATEMENTS OF REINVESTED EARNINGS

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Balance at beginning of year                  $  38,079   $
41,984
    Add -
       Net income                                    11,488
15,995
    Deduct -
       Cash dividends declared on common stock       20,400
19,900

    Balance at end of year                        $  29,167   $
38,079



                         See Notes to Financial Statements.



                               52

                         CONTEL OF NORTH CAROLINA, INC.

                           STATEMENTS OF CASH FLOWS

                                                       Years
ended
                                                       December
31,
                                                     1993
1992
                                                  (Thousands of
Dollars)

    Cash flows from operating activities:
       Net income                                 $  11,488   $
15,995
       Adjustments to reconcile net income to
       net cash from operating activities:
          Depreciation and amortization              13,530
14,571
          Restructuring costs                         9,860
- --
          Deferred income taxes and investment
            tax credits                              (2,470)
(2,961)
          Provision for uncollectible accounts          986
505
          Changes in current assets and current
            liabilities                              (6,815)
1,699
          Other - net                                 4,023
(911)
          Net cash from operating activities         30,602
28,898


    Cash flows from investing activities:
       Capital expenditures                         (12,905)
(11,273)
       Other - net                                     (285)
(264)
          Net cash used in investing activities     (13,190)
(11,537)


    Cash flows from financing activities:
       Long-term debt retired                        (1,178)
(1,189)
       Dividends paid to shareholder                (34,400)
(5,900)
       Net change in affiliate notes                 18,372
(11,074)
          Net cash used in financing activities     (17,206)
(18,163)


    Increase (decrease) in cash                         206
(802)


    Cash:
          Beginning of year                             259
1,061

          End of year                             $     465   $
259








                         See Notes to Financial Statements.



                               53
                 CONTEL OF NORTH CAROLINA, INC.

                  NOTES TO FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

Contel  of  North Carolina, Inc., d/b/a GTE North  Carolina  (the
Company), is a wholly-owned subsidiary of Contel Corporation (the
Parent Company). The Parent Company is a wholly-owned subsidiary of GTE Corporation (GTE).

Transactions with Affiliates - Purchases

Certain affiliated companies supply construction and maintenance materials, supplies and equipment to the Company. These purchases amounted to approximately $3.3 million and $3.9 million for the years 1993 and 1992, respectively. Such purchases are recorded in the accounts of the Company at cost, including a normal return realized by the affiliates.

The Company is also billed for data processing services and equipment rentals, and receives management, consulting, research and development and pension management services from other affiliated companies. These charges amounted to $17.7 million and $14.1 million for the years 1993 and 1992, respectively. The amounts charged for these affiliated transactions are based on management's best estimate of a proportional cost allocation method.

Telephone Plant

Maintenance and repairs are charged to income as incurred. Additions to, replacements and renewals of property are charged to telephone plant accounts. Property retirements are charged in total to the accumulated depreciation account. No adjustment to depreciation is made at the time properties are retired or otherwise disposed of, except in the case of significant sales of property where profit or loss is recognized.

The Company provides for depreciation on telephone plant over the estimated useful lives of the assets using the straight-line method, based upon rates prescribed by the Federal Communications Commission (FCC) and the North Carolina Public Utilities
Commission (NCPUC). The provisions for depreciation and amortization were equivalent to composite annual rates of 6.1% and 6.7% for the years 1993 and 1992, respectively.

Regulatory Accounting

The Company follows the accounting prescribed by the Uniform System of Accounts of the FCC and the NCPUC and Statement of Financial Accounting Standards (SFAS) No. 71 , "Accounting for the Effects of Certain Types of Regulation." This accounting recognizes the economic effects of rate regulation by recording costs and a return on investment as such amounts are recovered through rates authorized by regulatory authorities. The Company annually reviews the continued applicability of SFAS No. 71 based on the current regulatory and competitive environment.





                               54
Revenue Recognition

Revenues are recognized when earned. This is generally based on usage of the Company's local exchange networks or facilities. For other products and services, revenue is recognized when products are delivered or services are rendered to customers.

Materials and Supplies

Materials and supplies are stated at the lower of cost or  market
value.   Cost  of  materials and supplies is  determined  by  the
average cost method of inventory valuation.

Employee Benefit Plans

Effective January 1, 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The new standard requires that the expected costs of postretirement benefits be charged to expense during the years that the employees render service. The Company elected to adopt this new accounting standard on the delayed recognition method and commencing January 1, 1993, began amortizing the estimated unrecorded accumulated postretirement benefit obligation over twenty years.

The Company also adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits" effective January 1, 1993. SFAS No. 112 requires employers to accrue the future cost of benefits provided to former or inactive employees and their dependents after employment but before retirement. Previously, the cost of these benefits was charged to expense as paid. The impact of this change in accounting on the Company's results of operations was immaterial.

Income Taxes

Investment tax credits were repealed by the Tax Reform Act of 1986 (the Act). Those credits claimed prior to the Act were deferred and are being amortized over the lives of the properties giving rise to the credits.

As further explained in Note 6, during the fourth quarter of 1992, the Company adopted SFAS No. 109, "Accounting for Income Taxes", retroactive to January 1, 1992. SFAS No. 109 changed the method by which companies account for income taxes. Among other things, the Statement requires that deferred tax balances be adjusted to reflect new tax rates when they are enacted into law. The impact of this change in accounting on the Company's results of operations was immaterial.













                               55
Financial Instruments

The fair values of financial instruments other than long-term debt, closely approximate their carrying values. The estimated fair value of long-term debt at December 31, 1993 and 1992, based on either reference to quoted market prices or an option pricing model, exceeded the carrying value by approximately $2.3 million and $2.6 million, respectively.

Prior Year's Financial Statements

Reclassifications of prior year data have been made in the financial statements to conform to the 1993 presentation.



2.  Restructuring Costs

Results for 1993 include a one-time pretax restructuring charge of $9.9 million related to the Company's re-engineering plan over the next three years. The re-engineering plan will redesign and streamline processes to improve customer-responsiveness and product  quality,  reduce  the time necessary  to  introduce  new products and services and further reduce costs. The re-engineering plan includes $4.0 million to upgrade or replace existing customer service and administrative systems and enhance network software, $4.6 million for employee separation benefits associated with workforce reductions and $1.3 million primarily for the consolidation of facilities and operations and other related costs.



3.  Common Stock

The authorized common stock of the Company consists of 2,000,000 shares with a par value of $5 per share. All outstanding shares of common stock are held by the Parent Company.

There were no shares of common stock held by or for the account of the Company and no shares were reserved for officers and employees, or for options, warrants, conversions or other rights.

At December 31, 1993, $16.1 million of reinvested earnings was restricted as to the payment of cash dividends on common stock under the most restrictive terms of the Company's indentures.














                               56
4.  Long-Term Debt

Long-term debt outstanding, exclusive of current maturities, is as follows:


                                              December 31
                                            1993         1992
                                         (Thousands of Dollars)

Rural Electrification Administration

  2%, due 1997                           $     981    $  1,299

Rural Telephone Bank

  7.5% to 9.5%, through 2011                17,083      17,173

Federal Financing Bank

  8.686% to 12.201%, through 2014            7,786       7,908

First Mortgage Bonds

  8.25% to 9.5%, through 2002                2,725       4,598
  10% to 10.25%, due 1996                      890       1,035
  12.5%, due 1994                               --       7,500

Capitalized Leases                              --           6

  Total long-term debt                    $ 29,465    $ 39,519

The aggregate principal amount of bonds and debentures that may be issued is subject to the restrictions and provisions of the Company's indentures.

None of the securities shown above were held in sinking or other special funds of the Company or pledged by the Company.

Maturities, installments and sinking fund requirements for the five-year period from January 1, 1994 are summarized below (in thousands of dollars):

                 1994           $ 10,084
                 1995              1,589
                 1996              2,053
                 1997              1,295
                 1998                488

Substantially all of the Company's telephone plant is subject to the liens of the indentures under which the bonds listed above were issued.









                               57
5.  Notes Payable to Affiliates

The Company finances part of its construction program through the use of interim short-term notes payable to affiliates, which are generally refinanced at a later date by the issuance of long-term debt or equity. During 1993 and 1992, the Company supplemented its internal generation of cash with funds borrowed from GTE. These arrangements require payment of interest based on GTE Corporation's daily intercompany interest rate (which is based primarily on the costs associated with the issuance of commercial paper). In addition, a $2.3 billion line of credit is available to the Company through shared lines with GTE and other affiliates.














































                               58
6.  Income Taxes

The provision for income taxes is as follows:


                                          1993         1992
                                    (Thousands of Dollars)

Current
  Federal                              $   7,636    $   9,354
  State and local                          1,290        2,375
    Total                                  8,926       11,729

Deferred
  Federal                                 (1,857)      (1,796)
  State and local                             99         (374)
    Total                                 (1,758)      (2,170)

Amortization of deferred
 investment tax credits                     (712)        (791)

    Total                              $   6,456    $   8,768



The components of deferred income tax benefit are as follows:


                                          1993         1992
                                     (Thousands of Dollars)

  Depreciation and amortization        $   3,026    $  (2,695)
  Employee benefit obligations            (2,185)         113
  Restructuring cost                      (3,787)          --
  Other-net                                1,188          412

    Total                              $  (1,758)   $  (2,170)



















                               59
A reconciliation between the statutory Federal income tax rate and the effective income tax rate is as follows:

                                             1993         1992

Statutory Federal income tax rate            35.0%        34.0%
  State and local income taxes, net of
    Federal income tax benefits               5.0          5.3
  Amortization of deferred investment
    tax credits                              (4.0)        (3.2)
  Depreciation of telephone plant
    construction costs previously
    deducted for tax purposes - net           0.3          0.4
  Rate differentials applied to
    reversing temporary differences          (1.4)        (1.1)
  Other - net                                 1.1           --

Effective income tax rate                    36.0%        35.4%


As a result of implementing SFAS No. 109, the Company recorded additional deferred income tax liabilities primarily related to temporary differences which had not previously been recognized in accordance with established rate-making practices. Since the manner in which income taxes are treated for rate-making has not changed, pursuant to SFAS No. 71, a corresponding regulatory asset was also established. In addition, deferred income taxes were adjusted and a regulatory liability established to give effect to the current statutory Federal income tax rate and for unamortized investment tax credits. The net unamortized regulatory liability balances at December 31, 1993 and 1992 amounted to $5.9 million and $8.7 million, respectively. The regulatory liabilities are reflected as other deferred credits in the accompanying Balance Sheets. These amounts are being amortized over the lives of the related depreciable assets concurrent with recovery in rates and in conformance with the provisions of the Internal Revenue Code. The assets and liabilities established in accordance with SFAS No. 71 have been increased for the tax effect of future revenue requirements.

The  tax  effects of all temporary differences that give rise  to the deferred tax liability and deferred tax asset at December  31 are as follows:

                                             1993         1992
                                          (Thousands of Dollars)

  Depreciation and amortization           $  21,493    $  14,998
  Employee benefit obligations               (1,262)        (809)
  Restructuring cost                         (3,787)          --
  Other - net                                   917        1,461

    Total                                 $  17,361    $  15,650








                               60
7.  Employee Benefit Plans

The Company participates in the Parent Company's trusteed pension plan (the Plan), which covers substantially all employees. The benefits are based on an employee's years of service and average earnings for the five highest consecutive calendar years preceding retirement. The Company's policy is to fund pension cost in accordance with applicable regulations. Total pension (credits) costs for 1993 and 1992 were $(0.4) million and $0.4 million, respectively.

The net assets available for benefits are maintained for the total Plan and amounted to $782.6 million. The Plan's net assets available for benefits exceeded projected benefit obligations by $534.7 million as computed under SFAS No. 87 "Employers' Accounting for Pensions" as of December 31, 1993.

As described in Note 1, effective January 1, 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement
Benefits Other Than Pensions."

Substantially all of the Company's employees are covered under postretirement health care and life insurance benefit plans. The health care benefits paid under the plans are generally based on comprehensive hospital, medical and surgical benefit provisions, while the life insurance benefits are currently based on annual earnings at the time of retirement. The Company funds amounts for postretirement benefits as deemed appropriate from time to time.

The postretirement benefit cost for 1993 includes the following components (in thousands of dollars):

                                                       1993
Service cost-benefits earned
  during the period                                 $     268
Interest cost on accumulated
  postretirement benefit obligation                     1,106
Actual return on plan assets                              (57)
Amortization of transition obligation
  and prior service cost                                  763
  Postretirement benefit cost                       $   2,080

During 1992, the cost of postretirement health care and life insurance benefits on a pay-as-you-go basis was $0.4 million.
















                               61
The following table sets forth the plans' funded status and the accrued obligation as of December 31, 1993 (in thousands of dollars):

                                                       1993
Accumulated postretirement benefit
  obligation attributable to:
    Retirees                                        $   7,501
    Fully eligible active plan participants             1,439
    Other active plan participants                      4,638
Total accumulated postretirement benefit
  obligation                                           13,578
Fair value of plan assets                                 709
Excess of accumulated obligation over plan
  assets                                               12,869
Unrecognized transition obligation                     (9,168)
Unrecognized net loss                                  (1,620)
  Accrued postretirement benefit obligation         $   2,081

The assumed discount rate used to measure the accumulated postretirement benefit obligation was 7.5% at December 31, 1993. The expected long-term rate of return on plan assets was 8.25% for 1993. The assumed health care cost trend rate in 1993 was 13% for pre-65 participants and 9.5% for post-65 retirees, each rate declining on a graduated basis to an ultimate rate in the year 2004 of 6%. A one percentage point increase in the assumed health care cost trend rate for each future year would have increased 1993 costs by $0.2 million and the accumulated postretirement benefit obligation at December 31, 1993 by $1.9 million.

During 1993, the Company made certain changes to its postretirement health care and life insurance benefits for non-union employees that are effective January 1, 1995. These changes include, among others, newly established limits to the Company's annual contribution to postretirement medical costs and a revised sharing schedule based on a retiree's years of service. The net effect of these changes reduced the accumulated benefit obligation at December 31, 1993 by $1.9 million.






















                               62
8.  Commitments and Contingencies

The   Company's  anticipated  construction  costs  for  1994  are
approximately   $21.1  million,  for  which   the   Company   had
substantial purchase commitments as of December 31, 1993.

The  Company  has noncancelable lease contracts covering  certain
buildings,  office  space  and equipment.   The  lease  contracts
contain varying renewal options for terms up to 97 years.

Minimum rental commitments for noncancelable leases for periods subsequent to December 31, 1993 are as follows (in thousands of dollars):


              1994                  $    45
              1995                       44
              1996                       84
              1997                       84
              1998                       84
              Thereafter              2,928

         Total minimum rental
           commitments              $ 3,269

The total amounts of rents charged to expense were $1.2 million and $1.5 million for the years 1993 and 1992, respectively.



9.  Property, Plant and Equipment

Telephone plant and equipment, including amounts for leases which have been capitalized, consists of the following:


                                      1993         1992
                                   (Thousands of Dollars)

  Land and buildings                $   9,810    $   8,911
  Plant in service                    213,694      207,806
  Plant under construction              3,258          611
  Other                                   515          786
       Total telephone plant          227,277      218,114

  Accumulated depreciation            (91,536)     (82,796)

       Net telephone plant          $ 135,741    $ 135,318










                               63
10.  Regulatory Matters

The Company is subject to regulation by the FCC for interstate business and the NCPUC for intrastate operations.

Intrastate Services

The Company provides long distance services within designated geographic areas called Local Access and Transport Areas (LATAs). The Company receives intrastate-intraLATA network access service revenue through participation in an access charge based pool. The Company remits intraLATA end user toll billings to the pool, and bills the pool access charges.

Intrastate-interLATA network access service revenue is recovered through access charges paid by interexchange carriers for use of the Company's facilities in originating and terminating intrastate toll messages between LATAs. The Company records this revenue on a bill-and-keep basis.

Effective January 1, 1994, the Company will implement and receive intraLATA compensation through an Originating Responsibility Plan
(ORP). Under this plan, the toll rates billed to end users for intraLATA toll calls originating in the Company's service area will be retained by the Company. The Company, in turn, will pay access charges to the carrier hauling and terminating the call based on that carrier's approved access charge tariff. Likewise the Company will receive access charges for terminating any intraLATA toll call that originates outside of its service area based on its approved access charge tariff. The Company will record this revenue on a bill-and-keep basis and will receive transitional support payments for any revenue loss created by this change in compensation arrangement under the terms of an industry agreement.

Interstate Services

For the provision of interstate services, the Company operates under the terms of the FCC's price cap incentive plan. The "price cap" mechanism serves to limit the rates a carrier may charge, rather than just regulating the rate of return which may be achieved. Under this approach, the maximum price that the Local Exchange Carrier (LEC) may charge is increased or decreased each year by a price index based upon inflation less a predetermined productivity target. LECs may within certain ranges price individual services above or below the overall cap.

As a safeguard under its new price cap regulatory plan, the FCC has also adopted a productivity sharing feature. Because of this feature, under the minimum productivity-gain option, the Company must share equally with its ratepayers any realized interstate return above 12.25% up to 16.25%, and all returns higher than 16.25%, by temporarily lowering prospective prices. During 1994, the FCC is scheduled to review the LEC price cap plan to determine whether it should be continued or modified.








                               64
Other Rate Matters

In 1994, the NCPUC approved the Company's request to reduce local basic service rates by $4.6 million on an annual basis. The new rates are effective June 1, 1994.

Significant Customer

Revenues  received  from  AT&T  including  access,  billing   and
collection and interexchange leased facilities during  the  years
1993  and  1992  under  various arrangements  amounted  to  $16.2 million and $12.7 million, respectively.














































                               65
11.  Notes Receivable from Affiliate

During 1993 and 1992, the Company provided excess funds to GTE Corporation. These funds were available on demand and treated as cash investments. The investments earn interest based on GTE Corporation's daily intercompany interest rate (which is based primarily on the costs associated with issuing commercial paper) and are reported by the Company as Notes receivable from affiliate.



12.  Supplemental Cash Flow Disclosures

Set forth below is information with respect to changes in current assets and current liabilities, and cash paid for interest and income taxes:

                                              1993         1992
                                           (Thousands of Dollars)

(Increase) decrease in current assets:
    Accounts  receivable  -  net                 $   (5,586)    $
(3,514)
  Materials and supplies, prepayments
       and     other                                      (1,391)
(310)


Increase (decrease) in current liabilities:
  Accounts payable                             2,923        2,417
  Due to affiliated companies                    936          235
  Advanced billings and customer deposits         59          307
  Accrued liabilities                         (3,638)       3,556
        Other                                               (118)
(992)
    Total                                  $  (6,815)   $   1,699


Cash paid during the year for:
  Interest                                 $   4,245    $   4,207
  Income taxes                                14,507        7,090



13.  Legal Entity Merger

On October 1, 1993 the Company filed an application to legally merge into GTE South Incorporated, a subsidiary of GTE. The merger of the Company into GTE South Incorporated will simplify the corporate structure and will provide greater efficiency of operations through consolidation of record keeping and control of expenses. The new Company will have an enhanced market presence both in the providing of competitive telecommunications services and the procurement of capital. Pending regulatory approvals, the Company expects the merger to be completed by July 1, 1994.







                               66
                 CONTEL OF NORTH CAROLINA, INC.

               CONDENSED BALANCE SHEET (UNAUDITED)

                             ASSETS


                                                       March 31,
                                                         1994
                                                     (Thousands
                                                     of Dollars)

CURRENT ASSETS:
 Cash                                                $       225
 Receivables, less allowances of $551                     15,655
 Materials and supplies, at average cost                     225
 Deferred income tax benefits                              1,263
 Prepayments and other                                        55
   Total current assets                                   17,423







PROPERTY, PLANT AND EQUIPMENT:
 Original cost                                           228,812
 Accumulated depreciation                                (93,881)
   Net property, plant and equipment                     134,931







OTHER ASSETS                                               2,137







   TOTAL ASSETS                                      $   154,491







  See Notes to Condensed Financial Statements.



                               67
                 CONTEL OF NORTH CAROLINA, INC.

               CONDENSED BALANCE SHEET (UNAUDITED)

              LIABILITIES AND SHAREHOLDER'S EQUITY


                                                       March 31,
                                                         1994
                                                     (Thousands
                                                     of Dollars)

CURRENT LIABILITIES:
 Notes payable to affiliates                         $     4,715
 Current maturities of long-term debt                     10,094
 Accounts payable                                          7,030
 Accrued taxes                                             2,578
 Accrued interest                                            427
 Accrued payroll and vacations                               862
 Accrued restructuring costs and other                     7,607
   Total current liabilities                              33,313




LONG-TERM DEBT                                            29,281




DEFERRED CREDITS, primarily deferred
 income taxes and investment tax credits                  36,579




SHAREHOLDER'S EQUITY:
 Common stock                                              6,753
 Other capital                                            15,709
 Reinvested earnings                                      32,856
   Total shareholder's equity                             55,318




   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                  $
154,491







  See Notes to Condensed Financial Statements.



                               68
                 CONTEL OF NORTH CAROLINA, INC.

           CONDENSED STATEMENTS OF INCOME (UNAUDITED)

                                             Three Months Ended
                                                  March 31,
                                             1994        1993
                                            (Thousands of
Dollars)

OPERATING REVENUES:
 Local network services                  $     7,289 $     6,950
 Network access services                       8,699      12,106
 Long distance services                        1,797         251
 Equipment sales and services                    872         849
 Other                                           251         429
                                              18,908      20,585


OPERATING EXPENSES:
 Cost of sales and services                    3,897       3,026
 Depreciation and amortization                 3,540       3,379
 Marketing, selling, general and
   administrative                              4,528       4,331
                                              11,965      10,736


 Net operating income                          6,943       9,849


OTHER (INCOME) DEDUCTIONS:
 Interest expense                              1,047       1,060
 Other - net                                      (3)
(37)


INCOME BEFORE INCOME TAXES                     5,899       8,826


INCOME TAXES                                   2,211       3,051


NET INCOME                               $     3,688 $     5,775








 Per share data is omitted since the Company's common stock is 100% owned by
 Contel Corporation (a wholly-owned subsidiary of GTE
Corporation).


 See Notes to Condensed Financial Statements.



                               69
                 CONTEL OF NORTH CAROLINA, INC.

         CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)



                                             Three Months Ended
                                                  March 31,
                                            1994        1993
                                           (Thousands of Dollars)


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                              $     3,688 $     5,775

 Adjustments to reconcile net income to
   net cash from operating activities:
     Depreciation and amortization             3,540       3,379
     Deferred income taxes and investment
       tax credits                                21        (529)
     Provision for uncollectible accounts                 237
108
     Changes in current assets and current
       liabilities                            (3,780)
(3,762)
     Other  - net                               (176)
2,223
     Net cash from operating activities        3,530       7,194


CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                         (2,595)
(1,351)
 Other - net                                      11        (353)
     Net cash used in investing activities             (2,584)
(1,704)


CASH FLOWS FROM FINANCING ACTIVITIES:
 Long-term debt retired                         (174)
(221)
 Dividends paid to shareholders                   --     (14,000)
 Net change in affiliate notes                (1,012)
8,642
     Net cash used in financing activities             (1,186)
(5,579)


Decrease in cash                                (240)
(89)

Cash at beginning of period                      465         259

Cash at end of period                    $       225 $       170








 See Notes to Condensed Financial Statements.



                               70
                 CONTEL OF NORTH CAROLINA, INC.

       NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


(1) The condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, in the opinion of management of the Company, the condensed financial statements include all adjustments, which consist only of normal recurring accruals, necessary to present fairly the financial information for such periods. These condensed financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's 1993 Financial Statements included in this Form 8-K filing.

(2)   On  April  25, 1994, the North Carolina Utility  Commission
(NCUC) approved the merger of the Company into GTE South Incorporated effective on or after July 1, 1994. The merger of the Company into GTE South Incorporated will simplify the corporate structure and will provide greater efficiency of operations through consolidation of record keeping and control of expenses. The new Company will have enhanced market presence both in the providing of competitive telecommunications services and the procurement of capital. In addition, tariff revisions were filed with the NCUC on February 25, 1994 to reduce revenue by $6.6 million, effective June 1, 1994.






























                               71
         GTE SOUTH INCORPORATED AND CONTEL SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


The following Unaudited Pro Forma Condensed Consolidating Balance Sheet at March 31, 1994, gives effect to the proposed Merger as if it had occurred as of the balance sheet date. The following Unaudited Pro Forma Condensed Consolidating Statements of Income for the three month periods ended March 31, 1994 and 1993 and for the years ended December 31, 1993, 1992 and 1991 give effect to the proposed Merger as if it had occurred at the beginning of each of the respective periods presented. The pro forma consolidating financial statements give effect to the Merger as a "pooling of interests" for accounting purposes and should be read in conjunction with the historical consolidated financial statements and the related notes contained in the GTE South Incorporated Annual Reports on Form 10-K for the year ended December 31, 1993 and subsequent filings with the SEC.

The pro forma data are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the Merger been consummated at the dates indicated, nor are they necessarily indicative of future operating results or financial position.



































                               72

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
        PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                      As of March 31, 1994
                      (Thousand of Dollars)
                                                                          Contel      Contel
                                    GTE         Contel       Contel       North       South
Surviving
                                   South       Virginia     Kentucky     Carolina    Carolina
Eliminations(a) Corporation
                                 ----------   ----------   ----------   ----------   ---------
- ----------     -----------
Accounts Receivable - Net        $  145,012   $   98,444   $   12,510   $   15,655   $   3,173    $
(3,655)    $  271,139
Other Current Assets                 71,163       16,353        1,368        1,768         333
90,985
Property, Plant & Equipment       2,387,635      913,066      206,128      228,812      31,620
3,767,261
Less: Accumulated Depreciation
  and Amortization                 (901,281)    (318,311)     (75,091)     (93,881)     (8,073)
(1,396,637)
Other Assets                         99,647        1,335        1,319        2,137         131
104,569
                                 ----------   ----------   ----------   ----------   ---------    -----
- ----     ----------
  Total Assets                   $1,802,176   $  710,887   $  146,234   $  154,491   $  27,184    $
(3,655)    $2,837,317
                                 ==========   ==========   ==========   ==========   =========
=========     ==========

Accounts Payable                 $   46,636   $   40,858   $    8,032   $    7,030   $   3,090    $
(3,655)    $  101,991
Other Current Liabilities           371,518      183,370       38,625       26,283       4,588
624,384
Long-Term Borrowings                366,381       89,125       24,123       29,281       6,261
515,171
Deferred Taxes & Credits            377,775      140,268       26,206       36,579       5,027
585,855
Preferred Stock Subject to
  Mandatory Redemption                3,135           --           --           --          --
3,135
Shareholders' Equity:
  Common Shareholder's Equity       636,319      257,266       49,248       55,318       8,218
1,006,369
  Preferred Stock                       412           --           --           --          --
412
                                 ----------   ----------   ----------   ----------    --------
- ---------     ----------
  Total Shareholders' Equity        636,731      257,266       49,248       55,318       8,218
- --      1,006,781
                                 ----------   ----------   ----------   ----------    --------
- ---------     ----------
  Total Liabilities and
    Shareholders' Equity         $1,802,176   $  710,887   $  146,234   $  154,491   $  27,184    $
(3,655)    $2,837,317
                                 ==========   ==========   ==========   ==========   =========
=========     ==========

(a) Elimination of Intercompany receivables and payables.

The accompanying notes are an integral part of these pro forma statements.

                               73

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
     PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF INCOME
                Three Months Ended March 31, 1994
                      (Thousand of Dollars)
                                                                          Contel      Contel
                                    GTE         Contel       Contel       North       South
Surviving
                                   South       Virginia     Kentucky     Carolina    Carolina
Corporation
                                 ----------   ----------   ----------   ----------   ---------   ------
- -----
OPERATING REVENUES:
  Local network services         $   72,053   $   29,741   $    4,723   $    7,289   $   1,358   $
115,164
  Network access services            73,206       34,649        6,731        8,699       1,145
124,430
  Long distance services              6,426       14,423          147        1,797          62
22,855
  Equipment sales and services       12,367        3,246          936          872         174
17,595
  Other                              26,907        3,002          923          251          34
31,117
                                 ----------   ----------   ----------   ----------   ---------
- -----------
                                    190,959       85,061       13,460       18,908       2,773
311,161
                                 ----------   ----------   ----------   ----------   ---------
- -----------
OPERATING EXPENSES:
  Cost of sales and services         47,663       19,659        3,194        3,897       1,031
75,444
  Depreciation and amortization      42,590       15,167        3,496        3,540         534
65,327
  Marketing, selling, general
    and administrative               58,396       21,352        3,104        4,528         841
88,221
                                 ----------   ----------   ----------   ----------   ---------
- -----------
                                    148,649       56,178        9,794       11,965       2,406
228,992
                                 ----------   ----------   ----------   ----------   ---------
- -----------
NET OPERATING INCOME                 42,310       28,883        3,666        6,943         367
82,169
                                 ----------   ----------   ----------   ----------   ---------
- -----------
OTHER (INCOME) DEDUCTIONS:
  Interest expense                    8,625        3,880          753        1,047         145
14,450
  Other-net                           3,818         (117)          (9)          (3)         (2)
3,687
                                 ----------   ----------   ----------   ----------   ---------
- -----------
INCOME BEFORE INCOME TAXES           29,867       25,120        2,922        5,899         224
64,032

INCOME TAXES                         11,238        9,420        1,096        2,211          84
24,049
                                 ----------   ----------   ----------   ----------   ---------
- -----------
NET INCOME                       $   18,629   $   15,700   $    1,826   $    3,688   $     140   $
39,983
                                 ==========   ==========   ==========   ==========   =========
===========

The accompanying notes are an integral part of these pro forma statements.

                               74

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
     PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF INCOME
                Three Months Ended March 31, 1993
                      (Thousand of Dollars)
                                                                          Contel      Contel
                                    GTE         Contel       Contel       North       South
Surviving
                                   South       Virginia     Kentucky     Carolina    Carolina
Corporation
                                 ----------   ----------   ----------   ----------   ---------   ------
- -----
OPERATING REVENUES:
  Local network services         $   94,655   $   26,993   $    4,965   $    6,950   $   1,389   $
134,952
  Network access services           100,591       32,913        6,896       12,106       1,223
153,729
  Long distance services              8,396       12,480          178          251         388
21,693
  Equipment sales and services       16,957        3,291          791          849         159
22,047
  Other                              25,334        2,474        1,225          429          76
29,538
                                 ----------   ----------   ----------   ----------   ---------
- -----------
                                    245,933       78,151       14,055       20,585       3,235
361,959
                                 ----------   ----------   ----------   ----------   ---------
- -----------
OPERATING EXPENSES:
  Cost of sales and services         51,007       18,704        2,373        3,026         545
75,655
  Depreciation and amortization      52,811       12,781        2,750        3,379         573
72,294
  Marketing, selling, general
    and administrative               72,589       21,984        3,583        4,331         827
103,314
                                 ----------   ----------   ----------   ----------   ---------
- -----------
                                    176,407       53,469        8,706       10,736       1,945
251,263
                                 ----------   ----------   ----------   ----------   ---------
- -----------
NET OPERATING INCOME                 69,526       24,682        5,349        9,849       1,290
110,696
                                 ----------   ----------   ----------   ----------   ---------
- -----------
OTHER (INCOME) DEDUCTIONS:
  Interest expense                   17,497        4,119          612        1,060         138
23,426
  Other-net                            (607)         (17)          (6)         (37)         (2)
(669)
                                 ----------   ----------   ----------   ----------   ---------
- -----------
INCOME BEFORE INCOME TAXES           52,636       20,580        4,743        8,826       1,154
87,939

INCOME TAXES                         19,490        7,113        1,639        3,051         398
31,691
                                 ----------   ----------   ----------   ----------   ---------
- -----------
NET INCOME                       $   33,146   $   13,467   $    3,104   $    5,775   $     756   $
56,248
                                 ==========   ==========   ==========   ==========   =========
===========

The accompanying notes are an integral part of these pro forma statements.

                               75

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
     PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF INCOME
                  Year Ended December 31, 1993
                      (Thousand of Dollars)
                                                                          Contel      Contel
                                    GTE         Contel       Contel       North       South
Surviving
                                   South       Virginia     Kentucky     Carolina    Carolina
Corporation
                                 ----------   ----------   ----------   ----------   ---------   ------
- -----
OPERATING REVENUES:
  Local network services         $  379,533   $  108,008   $   19,640   $   28,763   $   5,337   $
541,281
  Network access services           395,480      120,937       32,223       46,400       4,736
599,776
  Long distance services             28,783       51,632          722           --       1,752
82,889
  Equipment sales and services       75,141       12,442        3,448        4,322         598
95,951
  Other                              74,360       19,834        4,078        1,076         175
99,523
                                 ----------   ----------   ----------   ----------   ---------
- -----------
                                    953,297      312,853       60,111       80,561      12,598
1,419,420
                                 ----------   ----------   ----------   ----------   ---------
- -----------
OPERATING EXPENSES:
  Cost of sales and services        207,570       77,745        9,946       14,086       2,585
311,932
  Depreciation and amortization     207,324       57,454       11,266       13,530       2,193
291,767
  Marketing, selling, general
    and administrative              305,968       91,708       15,212       20,582       3,415
436,885
  Restructuring costs (a)            99,583       45,290        6,530        9,860       1,730
162,993
                                 ----------   ----------   ----------   ----------   ---------
- -----------
                                    820,445      272,197       42,954       58,058       9,923
1,203,577
                                 ----------   ----------   ----------   ----------   ---------
- -----------
NET OPERATING INCOME                132,852       40,656       17,157       22,503       2,675
215,843
                                 ----------   ----------   ----------   ----------   ---------
- -----------
OTHER (INCOME) DEDUCTIONS:
  Interest expense                   69,519       15,920        2,544        4,292         547
92,822
  Gain on disposition of assets (b) (63,112)          --           --           --          --
(63,112)
  Other-net                            (414)         678          120          267          35
686
                                  ---------   ----------   ----------   ----------   ---------
- -----------
INCOME BEFORE INCOME TAXES          126,859       24,058       14,493       17,944       2,093
185,447

INCOME TAXES                         65,513        7,643        5,399        6,456         701
85,712
                                  ---------   ----------   ----------   ----------   ---------
- -----------
NET INCOME                        $  61,346   $   16,415   $    9,094   $   11,488   $   1,392   $
99,735
                                  =========   ==========   ==========   ==========   =========
===========

(a) Reflects expenses related to a one-time restructuring charge for the implementation of a re-
engineering
    plan.
(b) Reflects the pre-tax gain on the disposition of properties in Georgia, Tennessee and West Virginia representing
    367,000 access lines.  See Note 2 to the pro forma financial statements.

The accompanying notes are an integral part of these pro forma statements.

                               76

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
     PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF INCOME
                  Year Ended December 31, 1992
                      (Thousand of Dollars)
                                                                          Contel      Contel
                                    GTE         Contel       Contel       North       South
Surviving
                                   South       Virginia     Kentucky     Carolina    Carolina
Corporation
                                 ----------   ----------   ----------   ----------   ---------   ------
- -----
OPERATING REVENUES:
  Local network services         $  371,535   $  110,182   $   19,259   $   27,444   $    5,258  $
533,678
  Network access services           412,604      103,085       24,899       44,583        3,673
588,844
  Long distance services             47,947       48,042          497           --        2,538
99,024
  Equipment sales and services       79,431       10,201        2,802        3,278          529
96,241
  Other                              63,451       15,366        3,807        1,666          211
84,501
                                 ----------   ----------   ----------   ----------   ----------
- ----------
                                    974,968      286,876       51,264       76,971       12,209
1,402,288
                                 ----------   ----------   ----------   ----------   ----------
- ----------
OPERATING EXPENSES:
  Cost of sales and services        204,825       77,704        9,868       13,098        2,232
307,727
  Depreciation and amortization     206,905       49,596       11,214       14,571        2,322
284,608
  Marketing, selling, general
    and administrative              279,689       89,170       13,110       19,703        3,166
404,838
                                 ----------   ----------   -----------   ---------   ----------
- ----------
                                    691,419      216,470       34,192       47,372        7,720
997,173
                                 ----------   ----------   ----------   ----------   ----------
- ----------
NET OPERATING INCOME                283,549       70,406       17,072       29,599        4,489
405,115
                                 ----------   ----------   ----------   ----------   ----------
- ----------
OTHER (INCOME) DEDUCTIONS:
  Interest expense                   67,778       18,637        2,637        4,140          539
93,731
  Other-net                          (1,174)       6,973          803          696          127
7,425
                                 ----------   ----------   ----------   ----------   ----------
- ----------
INCOME BEFORE INCOME TAXES          216,945       44,796       13,632       24,763        3,823
303,959

INCOME TAXES                         79,691       14,417        4,665        8,768        1,328
108,869
                                 ----------   ----------   ----------   ----------   ----------
- ----------
NET INCOME                       $  137,254   $   30,379   $    8,967   $   15,995   $    2,495   $
195,090
                                 ==========   ==========   ==========   ==========   ==========
==========

The accompanying notes are an integral part of these pro forma statements.

                               77

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
     PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF INCOME
                  Year Ended December 31, 1991
                      (Thousand of Dollars)
                                                                          Contel      Contel
                                    GTE         Contel       Contel       North       South
Surviving
                                   South       Virginia     Kentucky     Carolina    Carolina
Corporation
                                 ----------   ----------   ----------   ----------   ---------   ------
- -----
OPERATING REVENUES:
  Local network services         $  359,419   $  105,214   $    18,581  $   26,111   $   4,975   $
514,300
  Network access services           340,539       99,256        24,114      34,035       3,813
501,757
  Long distance services            138,249       48,019           232      11,936       1,739
200,175
  Equipment sales and services       79,857        9,391         2,403       2,681         663
94,995
  Other                              45,359       17,956         5,869       3,159         475
72,818
                                 ----------   ----------   -----------   ---------   ---------
- -----------
                                    963,423      279,836        51,199      77,922      11,665
1,384,045
                                 ----------   ----------   -----------   ---------   ---------
- -----------
OPERATING EXPENSES:
  Cost of sales and services        220,457      100,381        10,664      13,413       2,468
347,383
  Depreciation and amortization     203,108       44,432        10,502      16,596       2,175
276,813
  Marketing, selling, general
    and administrative              301,943       86,335        14,923      21,401       3,811
428,413
                                 ----------   ----------   -----------   ---------   ---------
- -----------
                                    725,508      231,148        36,089      51,410       8,454
1,052,609
                                 ----------   ----------   -----------   ---------   ---------
- -----------
NET OPERATING INCOME                237,915       48,688        15,110      26,512       3,211
331,436
                                 ----------   ----------   -----------   ---------   ---------
- -----------
OTHER (INCOME) DEDUCTIONS:
  Interest expense                   69,648       17,649         2,496       4,309         540
94,642
  Other-net                          (2,293)        (108)           10        (334)        (56)
(2,781)
                                 ----------   ----------   -----------   ---------   ---------
- -----------
INCOME BEFORE INCOME TAXES          170,560       31,147        12,604      22,537       2,727
239,575

INCOME TAXES                         56,388        7,900         4,158       7,434         838
76,718
                                 ----------   ----------   -----------   ---------   ---------
- -----------
NET INCOME                       $  114,172   $   23,247   $     8,446   $  15,103   $   1,889   $
162,857
                                 ==========   ==========   ===========   =========   =========
===========

The accompanying notes are an integral part of these pro forma statements.

                               78
         GTE SOUTH INCORPORATED AND CONTEL SUBSIDIARIES
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL
                           STATEMENTS

1.  Basis of Presentation
The pro forma condensed consolidating financial statements give effect to the Merger as a "pooling of interests" and are based on historical amounts. All material intercompany items have been eliminated in the pro forma statements.

The pro forma balance sheets have been prepared as though the Merger occurred as of the balance sheet date. The pro forma income statements have been prepared as though the Merger occurred as of the beginning of the period presented. The pro forma results do not give effect to any synergies that might have occurred had the Merger been consummated at the dates indicated, nor are they necessarily indicative of future operating results or financial position.

Organizational and other costs to be incurred in connection with the Merger are not expected to be material.

2.  Acquisition and Disposition of Assets
On November 1, 1993, GTE South Incorporated (the "Company") in a series of transactions with ALLTEL Corporation exchanged its telephone plant in service, materials and supplies and customers (representing 244,000 access lines) in the State of Georgia for similar assets (including 38,000 access lines) in Illinois and $446 million in cash (the ALLTEL transaction). This transaction was accounted for as a sale and a gain was recognized.

On December 31, 1993, the Company sold its telephone plant in service, materials and supplies and customers (representing 123,000 access lines) in the states of West Virginia and Tennessee to Citizens Utilities Company for $291 million in cash (the Citizens transaction). This transaction was accounted for as a sale and a gain was recognized.

The  proceeds from these transactions were used to pay down  $402 million  of  debt  and  pay  $281 million  of  dividends  to  GTE
Corporation  (GTE),  the  Company's parent.   The  remainder  was
advanced to GTE in the form of an interest bearing loan.

The accompanying pro forma condensed consolidating statements of income include the operating results of the properties sold to ALLTEL and Citizens through the date of sale. For comparability, the table below includes adjustments to remove the operating results of those properties and to include the operating results of properties acquired, including interest, as if the ALLTEL and Citizens transactions occurred as of the beginning of each period presented.
                           Three           Months           Ended
Year Ended
                              Thousands of Dollars)
                                 3/31/94                  3/31/93
12/31/93     12/31/92    12/31/91
Operating Revenues    $311,161  $300,065     $1,181,562
$1,147,729  $1,130,476
Net Operating Income    82,169    94,965        160,068(a)
340,520     278,654
Net Income         39,983    51,405         61,557(a)(b)172,300
156,831

(a) Net operating income and net income in 1993 include one-time restructuring costs of $162,993 ($100,411 after tax).

(b)  Net  income in 1993 also excludes after-tax gains of $36,171 related to the ALLTEL and Citizens transactions.
                                       79
                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           GTE SOUTH INCORPORATED
                                               (Registrant)






Date:  October 26, 1994                     WILLIAM M. EDWARDS,
III
                                            WILLIAM M. EDWARDS,
III
                                                  Controller
                                           (Chief Accounting
Officer)


































                               80
                                                       Exhibit
2.1

                       AGREEMENT OF MERGER


      THIS AGREEMENT OF MERGER dated as of this 31st day of December, 1993, is entered into between GTE SOUTH INCORPORATED, a Virginia corporation ("GTE South"), CONTEL OF KENTUCKY, INC., a Kentucky corporation ("Contel Kentucky"), CONTEL OF NORTH
CAROLINA,  INC.,  a  North  Carolina corporation  ("Contel  North
Carolina"), CONTEL OF SOUTH CAROLINA, INC., a South Carolina corporation ("Contel South Carolina"), and CONTEL OF VIRGINIA, INC., a Virginia corporation ("Contel Virginia").

                          I.  RECITALS

      A. GTE Corporation, a New York corporation ("GTE"), now owns or will own at all times pertinent hereto, including the Effective Date of the merger, all of the common stock of GTE South, Contel Kentucky, Contel North Carolina, Contel South Carolina and Contel Virginia.

      B. GTE South, Contel Kentucky, Contel North Carolina, Contel South Carolina and Contel Virginia desire that GTE South, Contel Kentucky, Contel North Carolina, Contel South Carolina and Contel Virginia be merged into GTE South and that GTE South be the surviving corporation. The laws of the states of Virginia, Kentucky, North Carolina and South Carolina permit this merger.

      C. The outstanding capital stock of GTE South consists of 18,936,000 shares of common stock.

      D. The outstanding capital stock of Contel Kentucky consists of 266,124 shares of common stock.

      E. The outstanding capital stock of Contel North Carolina consists of 1,350,637 shares of common stock.

      F. The outstanding capital stock of Contel South Carolina consists of 6,212 shares of common stock.

      G. The outstanding capital stock of Contel Virginia consists of 3,409,944 shares of common stock.

                           II.  MERGER

      A. The manner of converting the shares of each of the constituent corporations into shares of the surviving corporation and such other provisions as are deemed necessary or desirable to accomplish the merger are appended hereto as the Plan of Merger contained in Exhibit 1.

      B.   On  the  Effective  Date of  the  merger,  as  defined
hereafter in paragraph C., the assets and liabilities of GTE South, Contel Kentucky, Contel North Carolina, Contel South Carolina and Contel Virginia shall be carried on the books of the surviving corporation at the amounts at which they respectively were carried on such date on the books of GTE South, Contel Kentucky, Contel North Carolina, Contel South Carolina and Contel Virginia. The capital surplus and earned surplus of the surviving corporation shall be the sum of the respective capital surpluses and earned surpluses of GTE South, Contel Kentucky, Contel North Carolina, Contel South Carolina and Contel Virginia subject in each case to such adjustment, eliminations or transfers as may be required to give effect to the merger. Except as from time to time restricted by contract or by statute, the aggregate amount of the net assets of GTE South, Contel Kentucky, Contel North Carolina, Contel South Carolina and Contel Virginia which was legally available for the payment of dividends immediately prior to the merger shall continue to be legally available for the payment of dividends by the surviving corporation.

      C. This merger shall become effective upon the date of issuance of a Certificate of Merger by the Corporation Commission of the Commonwealth of Virginia, where the surviving corporation is domiciled, which date is herein called the "Effective Date."

      D. The merger may be abandoned and terminated at any time by mutual agreement of the Boards of Directors of the merging companies.

      E. This Agreement embodies the entire agreement and understanding of the parties relating to its subject matter and supersedes any prior agreements and understandings relating thereto.

      F. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, this Agreement of Merger has been signed by the President or a Vice President and the Secretary or an Assistant Secretary of each of the corporations and each of the corporations has caused the corporate seal to be hereunto affixed, all as of the day first above written, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors.

                                   GTE SOUTH INCORPORATED,
ATTEST:                            a Virginia corporation


      J. WILMA ALY               By:   GERALD K. DINSMORE
__________________________
___________________________
Assistant Secretary                   Gerald K. Dinsmore
                                      President


                                   CONTEL OF KENTUCKY, INC.,
ATTEST:                            a Kentucky corporation


      J. WILMA ALY               By:   GERALD K. DINSMORE
__________________________
___________________________
Assistant Secretary                   Gerald K. Dinsmore
                                      President


                                     CONTEL  OF  NORTH  CAROLINA,
INC.,
ATTEST:                            a North Carolina corporation


      J. WILMA ALY               By:   GERALD K. DINSMORE
__________________________
___________________________
Assistant Secretary                   Gerald K. Dinsmore
                                      President


                                     CONTEL  OF  SOUTH  CAROLINA,
INC.,
ATTEST:                            a South Carolina corporation


      J. WILMA ALY               By:   GERALD K. DINSMORE
__________________________
___________________________
Assistant Secretary                   Gerald K. Dinsmore
                                      President


                                   CONTEL OF VIRGINIA, INC.,
ATTEST:                            a Virginia corporation


      J. WILMA ALY               By:   GERALD K. DINSMORE
__________________________
___________________________
Assistant Secretary                   Gerald K. Dinsmore
                                      President
                                PLAN OF MERGER         EXHIBIT 1

                               OF

                    CONTEL OF KENTUCKY, INC.,
                 CONTEL OF NORTH CAROLINA, INC.,
               CONTEL OF SOUTH CAROLINA, INC., AND
                    CONTEL OF VIRGINIA, INC.

                              INTO

                     GTE SOUTH INCORPORATED

                               I.
The Corporations Proposing to Merge
     Contel of Kentucky, Inc. (hereinafter referred to as "Contel Kentucky"), a Kentucky corporation, Contel of North Carolina, Inc. (hereinafter referred to as "Contel North Carolina"), a North Carolina corporation, Contel of South Carolina, Inc. (hereinafter referred to as "Contel South Carolina"), a South Carolina corporation, and Contel of Virginia, Inc. (hereinafter referred to as "Contel Virginia"), a Virginia corporation, will be merged into GTE South Incorporated (hereinafter referred to as "GTE South"), a Virginia corporation, the latter being the surviving corporation which is already qualified to transact business as a foreign corporation in the States of Kentucky, North Carolina and South Carolina.

       The   foregoing  corporations  are  hereinafter  sometimes
referred to collectively as the "constituent corporations."

                               II.
Terms and Conditions of the Merger
     The terms and conditions of the merger are as follows:

      (a) Prior to the effective date, Contel Corporation will distribute one hundred percent (100%) of the shares of Contel
Kentucky, Contel North Carolina, Contel South Carolina and Contel
Virginia to GTE Corporation.

      (b) On the effective date, Contel Kentucky, Contel North Carolina, Contel South Carolina and Contel Virginia will be merged into GTE South, and GTE South will exchange 2,064,000 shares of its common stock with GTE Corporation for all of the outstanding shares of common stock of Contel Kentucky (266,124 shares), Contel North Carolina (1,350,637 shares), Contel South Carolina (6,212 shares), and Contel Virginia (3,409,944 shares).

      (c) No later than the effective date, the following securities of Contel Kentucky, Contel North Carolina, Contel
South Carolina and Contel Virginia will be assumed by GTE South:











      Description  of  the Security                   Outstanding
Amount
                                             as of June 30, 1993
Contel Kentucky

2% REA Deferred Interest                           $     300
2% REA Note Due 03/31/2004                         2,902,720
7.391% FFB Note Due 12/31/20                       3,489,863
7.739% FFB Note Due 12/31/18                       1,959,082
7.927% FFB Note Due 12/31/16                       1,329,134
7.975% FFB Note Due 12/31/14                       2,751,424
8.331% FFB Note Due 12/31/12                       2,218,856
8.541% FFB Note Due 12/31/12                         892,860
9.209% FFB Note Due 12/31/2017                     2,433,954
9.406% FFB Note Due 12/31/2022                     2,500,000
9.994% FFB Note Due 06/30/15                       1,414,494
10.209% FFB Note Due 12/31/13                      1,399,515
10.910% FFB Note Due 12/31/13                      2,493,451


Contel North Carolina

2% A REA Bond Due 11/30/97                         $1,451,180
7.5% B RTB Bond Due 04/19/2008                       275,416
8.686% C-1 FFB Bond Due 03/31/2013                 1,794,189
10.734% C-4 FFB Bond Due 12/31/14                  1,424,040
10.910% C-2 FFB Bond Due 12/31/13                  2,805,970
10.910% C-3 FFB Bond Due 12/31/14                    947,195
12.201% C-5 FFB Bond Due 12/31/14                    960,849
9.5% I Mortgage Bond Due 06/01/95                    637,500
9.25% J Mortgage Bond Due 04/01/96                   575,500
8.25% K Mortgage Bond Due 10/01/97                   930,000
8.75% L Mortgage Bond Due 05/31/94                 1,480,000
10.25% M Mortgage Bond Due 06/01/96                  810,000
8.625% N Mortgage Bond Due 12/01/20                1,200,000
10.0% Q Mortgage Bond Due 06/01/96                   225,000
12.5% T Mortgage Bond Due 12/31/94                 7,500,000
9.5% U-1 RTB Bond Due 3/18/2023                    10,769,573
9.5% U-2 RTB Bond Due 3/18/2023                    6,216,627


Contel South Carolina

2% REA Note Due 02/19/2006                         $ 906,935
2% REA Deferred Interest                                 427
7% RTB Note Due 02/08/2012                           745,767
7% RTB Note Due 02/28/2012                         1,668,250
7% RTB Note Due 02/28/2018                           595,732
9.50% Unsecured Note Due 3/01/2010                 3,000,000










Contel Virginia

6.76% Promissory Note (GTE) Due 12/06/94           $50,000,000
8.25% Unsecured Note Due 01/15/97                    860,000
2% A REA Bond Due 12/31/98                         2,220,000
5.875% K Mortgage Bond Due 07/15/97                  770,000
4.8% Q Mortgage Bond Due 09/01/95                    690,000
8.5% U Mortgage Bond Due 06/01/2001                1,462,000
8.0% V Mortgage Bond Due 04/01/2003                2,200,000
5.875% EE Mortgage Bond Due 06/30/97               1,975,000
8.0% FF Mortgage Bond Due 06/30/99                 1,975,000
8.375% GG Mortgage Bond Due 12/30/2001             1,600,000
8.0% II Mortgage Bond Due 09/30/98                 3,010,000
8.375% JJ Mortgage Bond Due 02/15/2004             2,150,000
8.625% OO Mortgage Bond Due 12/15/2002             4,000,000
9.875% PP Mortgage Bond Due 09/30/2009             9,100,000
12.5% TT Mortgage Bond Due 12/31/94                6,800,000
10.54% VV Mortgage Bond Due 11/30/2008             28,235,294
8.88% WW Mortgage Bond Due 11/30/2009              40,000,000

                              III.
Articles of Incorporation and Surviving Corporation
      The Articles of Incorporation of the surviving corporation will not be affected by the merger.

                               IV.
Bylaws of Surviving Corporation
     The Bylaws of the surviving corporation will not be affected by this merger.

                               V.
Additional Description of Surviving Corporation
     On the Effective Date, the directors of GTE South shall become the directors of the surviving corporation.

                               VI.
Approval of the Plan
     This Plan will be submitted for consideration to the Board of Directors of each of the constituent corporations. If the Plan is duly approved by resolution of the Board of Directors of each of the constituent corporations, then the Plan will be submitted for approval by the respective stockholders in the manner required by the laws of the respective states of incorporation. In the event the Plan is duly approved by the stockholders, the Plan, together with other appropriate documentation, will be filed, and the merger will become effective, in accordance with the laws of the state of Virginia.


THE STATE OF TEXAS  )
                    )    ss.
COUNTY OF DALLAS         )

     BE IT REMEMBERED that on this 31st day of December, 1993, personally came before me, a Notary Public in and for the State of Texas, Gerald K. Dinsmore and J. Wilma Aly, President and Assistant Secretary, respectively, of GTE SOUTH INCORPORATED, a corporation of the State of Virginia, the corporation described in and which executed the foregoing Agreement of Merger and Plan of Merger, known to me to personally be such, and they, and each of them, duly executed said Agreement of Merger and Plan of Merger before me and acknowledged the said Agreement of Merger and Plan of Merger to be their act and deed and the act and deed of the corporation; that the signatures of the said President and Assistant Secretary of the corporation to the foregoing Agreement of Merger and Plan of Merger are in the handwriting of the said President and Assistant Secretary of said corporation, respectively, and that the seal affixed to said Agreement of Merger and Plan of Merger is the corporate seal of the corporation, and that the facts stated therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year aforesaid.



                                   C. K. RUDOLPH-FEASLEY
                                   ______________________________
                                   C. K. Rudolph-Feasley
                                   Notary Public, State of Texas

My Commission Expires:
November 14, 1997.
_____________________





































THE STATE OF TEXAS  )
                    )    ss.
COUNTY OF DALLAS         )

     BE IT REMEMBERED that on this 31st day of December, 1993, personally came before me, a Notary Public in and for the State of Texas, Gerald K. Dinsmore and J. Wilma Aly, President and Assistant Secretary, respectively, of CONTEL OF KENTUCKY, INC., a corporation of the State of Kentucky, the corporation described in and which executed the foregoing Agreement of Merger and Plan of Merger, known to me to personally be such, and they, and each of them, duly executed said Agreement of Merger and Plan of Merger before me and acknowledged the said Agreement of Merger and Plan of Merger to be their act and deed and the act and deed of the corporation; that the signatures of the said President and Assistant Secretary of the corporation to the foregoing Agreement of Merger and Plan of Merger are in the handwriting of the said President and Assistant Secretary of said corporation, respectively, and that the seal affixed to said Agreement of Merger and Plan of Merger is the corporate seal of the corporation, and that the facts stated therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year aforesaid.



                                   C. K. RUDOLPH-FEASLEY
                                   ______________________________
                                   C. K. Rudolph-Feasley
                                   Notary Public, State of Texas

My Commission Expires:
November 14, 1997.
_____________________


























THE STATE OF TEXAS  )
                    )    ss.
COUNTY OF DALLAS         )

     BE IT REMEMBERED that on this 31st day of December, 1993, personally came before me, a Notary Public in and for the State of Texas, Gerald K. Dinsmore and J. Wilma Aly, President and Assistant Secretary, respectively, of CONTEL OF NORTH CAROLINA, INC., a corporation of the State of North Carolina, the corporation described in and which executed the foregoing Agreement of Merger and Plan of Merger, known to me to personally be such, and they, and each of them, duly executed said Agreement of Merger and Plan of Merger before me and acknowledged the said Agreement of Merger and Plan of Merger to be their act and deed and the act and deed of the corporation; that the signatures of the said President and Assistant Secretary of the corporation to the foregoing Agreement of Merger and Plan of Merger are in the handwriting of the said President and Assistant Secretary of said corporation, respectively, and that the seal affixed to said Agreement of Merger and Plan of Merger is the corporate seal of the corporation, and that the facts stated therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year aforesaid.



                                   C. K. RUDOLPH-FEASLEY
                                   ______________________________
                                   C. K. Rudolph-Feasley
                                   Notary Public, State of Texas

My Commission Expires:
November 14, 1997.
_____________________

























THE STATE OF TEXAS  )
                    )    ss.
COUNTY OF DALLAS         )

     BE IT REMEMBERED that on this 31st day of December, 1993, personally came before me, a Notary Public in and for the State of Texas, Gerald K. Dinsmore and J. Wilma Aly, President and Assistant Secretary, respectively, of CONTEL OF SOUTH CAROLINA, INC., a corporation of the State of South Carolina, the corporation described in and which executed the foregoing Agreement of Merger and Plan of Merger, known to me to personally be such, and they, and each of them, duly executed said Agreement of Merger and Plan of Merger before me and acknowledged the said Agreement of Merger and Plan of Merger to be their act and deed and the act and deed of the corporation; that the signatures of the said President and Assistant Secretary of the corporation to the foregoing Agreement of Merger and Plan of Merger are in the handwriting of the said President and Assistant Secretary of said corporation, respectively, and that the seal affixed to said Agreement of Merger and Plan of Merger is the corporate seal of the corporation, and that the facts stated therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year aforesaid.



                                   C. K. RUDOLPH-FEASLEY
                                   ______________________________
                                   C. K. Rudolph-Feasley
                                   Notary Public, State of Texas

My Commission Expires:
November 14, 1997.
_____________________

























THE STATE OF TEXAS  )
                    )    ss.
COUNTY OF DALLAS         )

     BE IT REMEMBERED that on this 31st day of December, 1993, personally came before me, a Notary Public in and for the State of Texas, Gerald K. Dinsmore and J. Wilma Aly, President and Assistant Secretary, respectively, of CONTEL OF VIRGINIA, INC., a corporation of the State of Virginia, the corporation described in and which executed the foregoing Agreement of Merger and Plan of Merger, known to me to personally be such, and they, and each of them, duly executed said Agreement of Merger and Plan of Merger before me and acknowledged the said Agreement of Merger and Plan of Merger to be their act and deed and the act and deed of the corporation; that the signatures of the said President and Assistant Secretary of the corporation to the foregoing Agreement of Merger and Plan of Merger are in the handwriting of the said President and Assistant Secretary of said corporation, respectively, and that the seal affixed to said Agreement of Merger and Plan of Merger is the corporate seal of the corporation, and that the facts stated therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year aforesaid.



                                   C. K. RUDOLPH-FEASLEY
                                   ______________________________
                                   C. K. Rudolph-Feasley
                                   Notary Public, State of Texas

My Commission Expires:
November 14, 1997.
_____________________


























                                                     Exhibit 23.1







            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use in this Form 8-K/A of our reports dated January 28, 1994, related to the December 31, 1992 and 1993 financial statements of Contel of Virginia, Inc., Contel of Kentucky, Inc. and Contel of North Carolina, Inc. It should be noted that we have not audited any financial statements of these companies subsequent to December 31, 1993 or performed any audit procedures subsequent to the date of our reports.





                                             ARTHUR ANDERSEN LLP


Dallas, Texas,
October 26, 1994.